                                                                    Exhibit 99.1

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                                 CMBS NEW ISSUE

                                  CSFB 2005-C3

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $1,517,896,000

                                  (APPROXIMATE)


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-C3

                            [COLUMN FINANCIAL(TM) LOGO]
                      a CREDIT SUISSE FIRST BOSTON company

     [NCB(SM) LOGO)
National Cooperative Bank(R)     [PNC(SM) LOGO]       [NCB FSB(SM) LOGO]
      www.ncb.coop                           A National Cooperative Bank Company

CREDIT SUISSE FIRST BOSTON LLC

                 PNC CAPITAL MARKETS

                             GOLDMAN, SACHS & CO.

                                                           RBS GREENWICH CAPITAL

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

I.   TRANSACTION OFFERING

                                        INITIAL            APPROXIMATE% OF
                                       PRINCIPAL                TOTAL
                                        BALANCE                INITIAL             APPROXIMATE          INITIAL
                     EXPECTED         OR NOTIONAL             PRINCIPAL              CREDIT          PASS-THROUGH
     CLASS          RATINGS (1)          AMOUNT                BALANCE               SUPPORT           RATE (2)
--------------      -----------   -------------------   ---------------------   ------------------   ------------
OFFERED CERTIFICATES:
      A-1             Aaa/AAA     $      53,490,000              3.25%                30.00%               %
      A-2             Aaa/AAA     $     176,827,000             10.75%                30.00%               %
      A-3             Aaa/AAA     $      79,614,000              4.84%                30.00%               %
     A-AB             Aaa/AAA     $      62,204,000              3.78%                30.00%               %
      A-4             Aaa/AAA     $     376,932,000             22.91%                30.00%               %
     A-1-A            Aaa/AAA     $     402,724,000             24.48%                30.00%               %
     A-MFL            Aaa/AAA     $      82,271,000              5.00%                20.00%         LIBOR + %(5)
     A-MFX            Aaa/AAA     $      82,271,000              5.00%                20.00%               %
      A-J             Aaa/AAA     $     135,747,000              8.25%                11.75%               %
       B              Aa2/AA      $      34,965,000              2.12%                 9.63%               %
       C               A1/A+      $      16,454,000              1.00%                 8.63%               %
       D               A2/A       $      14,397,000              0.87%                 7.75%               %
NON-OFFERED CERTIFICATES (6)
       E               A3/A-      $      16,454,000              1.00%                 6.75%               %
       F             Baa1/BBB+    $      20,568,000              1.25%                 5.50%               %
       G             Baa2/BBB     $      16,454,000              1.00%                 4.50%               %
       H             Baa3/BBB-    $      18,511,000              1.13%                 3.38%               %
       J              Ba1/BB+     $       6,170,000              0.37%                 3.00%               %
       K              Ba2/BB      $       8,228,000              0.50%                 2.50%               %
       L              Ba3/BB-     $       6,170,000              0.37%                 2.13%               %
       M               B1/B+      $       4,113,000              0.25%                 1.88%               %
       N               B2/B       $       4,114,000              0.25%                 1.63%               %
       O               B3/B-      $       6,170,000              0.37%                 1.25%               %
       P               NR/NR      $      20,568,433              1.25%                 0.00%               %
      A-X             Aaa/AAA     $   1,645,416,433 (7)           N/A                   N/A                %
     A-SP             Aaa/AAA                                     N/A                   N/A                %
     A-Y (8)          Aaa/AAA     $     184,259,564 (7)           N/A                   N/A                %

                                           ASSUMED
                                           WEIGHTED
                                           AVERAGE                            EXPECTED
                                            LIFE               EXPECTED      PRINCIPAL       LEGAL
     CLASS                               (YEARS) (3)         MATURITY (3)    WINDOW (3)      STATUS      ERISA (4)
--------------                    ------------------------   ------------   -----------   ------------   ---------
OFFERED CERTIFICATES:
      A-1                                    2.6                02/10       07/05-02/10      Public         Yes
      A-2                                    4.8                06/10       02/10-06/10      Public         Yes
      A-3                                    6.9                07/12       05/12-07/12      Public         Yes
     A-AB                                    7.2                11/14       06/10-11/14      Public         Yes
      A-4                                    9.7                04/15       11/14-04/15      Public         Yes
     A-1-A                                   8.4                04/15       07/05-04/15      Public         Yes
     A-MFL                                   9.8                05/15       04/15-05/15      Public         Yes
     A-MFX                                   9.8                05/15       04/15-05/15      Public         Yes
      A-J                                    9.9                05/15       05/15-05/15      Public         Yes
       B                                     9.9                06/15       05/15-06/15      Public         Yes
       C                                    10.0                06/15       06/15-06/15      Public         Yes
       D                                    10.0                06/15       06/15-06/15      Public         Yes
NON-OFFERED CERTIFICATES (6)
       E                                    10.0                06/15       06/15-06/15   Private-144A      Yes
       F                                    10.0                07/15       06/15-07/15   Private-144A      Yes
       G                                    10.0                07/15       07/15-07/15   Private-144A      Yes
       H                                    10.0                07/15       07/15-07/15   Private-144A      Yes
       J                                    10.0                07/15       07/15-07/15   Private-144A      No
       K                                    10.4                05/17       07/15-05/17   Private-144A      No
       L                                    13.5                12/19       05/17-12/19   Private-144A      No
       M                                    14.5                12/19       12/19-12/19   Private-144A      No
       N                                    14.5                01/20       12/19-01/20   Private-144A      No
       O                                    14.5                01/20       01/20-01/20   Private-144A      No
       P                                    15.7                07/29       01/20-07/29   Private-144A      No
      A-X                                    8.6                 N/A            N/A       Private-144A      Yes
     A-SP                                                        N/A            N/A       Private-144A      Yes
     A-Y (8)                                10.1                 N/A            N/A       Private-144A      Yes

(1) These classes are expected to be rated by Moody's Investors Service and Standard and Poor's. "NR" means not rated.
(2) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.
(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(4) Expected to be eligible for Credit Suisse First Boston LLC individual prohibited transaction exemption under ERISA.
(5) The pass-through rate on the Class A-MFL Certificates will be based on LIBOR plus a specified percentage; provided that interest payments made under the swap contract are subject to reduction as described in the prospectus supplement. The initial LIBOR rate will be determined on June __, 2005 and subsequent LIBOR rates will be determined 2 LIBOR business days before the start of the Class A-MFL accrual period. Under certain circumstances described in the prospectus supplement, the pass-through rate for the Class A-MFL Certificates may convert to a fixed rate, as described in the prospectus supplement. See "DESCRIPTION OF THE SWAP CONTRACT--The Swap Contract" in the prospectus supplement. There may be special requirements under ERISA for purchasing the Class A-MFL Certificates. See "ERISA CONSIDERATIONS" in the prospectus supplement.
(6)  Not offered by the prospectus supplement or this term sheet.
(7)  Notional Amount
(8) Represents aggregation of interest strips off all of the residential cooperative mortgage loans. Those interest strips are taken into account in calculating the net WAC of the mortgage pool.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

MORTGAGE LOAN SELLER PROFILE:

Column Financial, Inc., "Column", will be selling 114 mortgage loans, representing 71.5% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 7,000 commercial and multifamily mortgage loans, totaling approximately $68 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

PNC Bank, National Association, "PNC Bank", will be selling 26 mortgage loans, representing 15.3% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp for transfer to the trust. PNC Bank is headquartered in Pittsburgh, Pennsylvania and is a wholly owned subsidiary of The PNC Financial Services Group, Inc., which had approximately $79.7 billion of assets as of December 31, 2004. PNC Bank has originated over 1,300 conduit loans totaling approximately $7.5 billion since 1998. PNC Bank's conduit operation, including origination, underwriting, and closing activities, is based in Overland Park, Kansas.

NCB, FSB, "NCB, FSB", will be selling 58 mortgage loans, representing 11.9% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. NCB, FSB is a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of the Treasury. NCB, FSB is a wholly owned subsidiary of NCB. NCB, FSB, together with its parent, have originated over $4.5 billion in commercial and multifamily loans and securitized over $3.8 billion of such originations in 32 public securitization transactions.

National Consumer Cooperative Bank, "NCB", will be selling 1 loan, representing 1.3% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. NCB, which does business under the trade name National Cooperative Bank, was chartered by an act of Congress in 1978 for the purpose of providing loans and other financial services to cooperatively owned and organized entities throughout the United States. The principal office of NCB is located in Washington, D.C.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

II.  COLLATERAL OVERVIEW (1)

    -  MORTGAGE LOAN POOL
       Initial Mortgage Pool Balance:                                   $ 1,645,416,434
       Average Cut-off Date Principal Balance:                          $ 8,268,424
       Loans / Properties:                                              199 / 213
       Largest Loan:                                                    $ 133,000,000
       Five Largest Loans / Group of Loans:                             $ 449,276,003
       Ten Largest Loans / Group of Loans:                              $ 633,808,296

    -  PROPERTY TYPE CONCENTRATIONS
       Multifamily (2):                                                 33.8%
       Office:                                                          28.9%
       Retail:                                                          24.6% (Anchored 18.0%, Unanchored 6.6%)
       Hotel:                                                           6.3%
       Industrial:                                                      3.2%
       Mixed Use:                                                       1.7%
       Self Storage:                                                    1.4%

    -  GEOGRAPHIC DISTRIBUTION
       New York:                                                        18.3%
       California (3):                                                  11.6% (Southern 11.1%, Northern 0.5%)
       Michigan:                                                        8.2%
       Texas:                                                           7.9%
       Florida:                                                         7.0%
       Other:                                                           28 other states, which comprise 5.3% or less individually

    -  CREDIT STATISTICS
       Wtd. Avg. Underwritten DSCR:                                     2.01x
       Wtd. Avg. Cut-off Date LTV Ratio:                                67.4%
       Wtd. Avg. Balloon/ARD LTV Ratio:                                 59.7%

(1) All information provided based on a Cut-off Date in June 2005 unless otherwise noted.
(2) Includes Cooperative and Manufactured Housing properties, which comprise 11.2% and 1.5% of the initial mortgage pool balance, respectively.
(3) "Southern California" consists of mortgaged real properties in California in zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in zip codes greater than 93600.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

    -  LOANS WITH RESERVE REQUIREMENTS (1) (2)
       Tax escrows:                                           96.9%
       Insurance escrows:                                     95.9%
       Cap. Ex escrows:                                       82.1%
       TI/LC escrows (3):                                     91.3%

    -  MORTGAGE LOAN POOL CHARACTERISTICS
       Gross WAC:                                             5.435%
       Wtd. Avg. Remaining Term (4):                          109 months
       Wtd. Avg. Seasoning:                                   2 months
       Call Protection:                                       All of the mortgage loans provide for either a prepayment lockout period ("Lockout"), a defeasance period ("Defeasance"), a yield maintenance premium period ("YMP"), or a combination thereof.
       Lockout/Defeasance:                                    86.0%
       Ownership Interest:                                    97.6% (Fee); 2.4% (Leasehold)
       Delinquency:                                           None of the mortgage loans will be delinquent with respect to any monthly debt service payment for 30 days or more as of the June 2005 due date or at any time during the 12-month period preceding that date.

(1)  Includes loans with provisions for upfront and/or collected reserves.
(2)  Includes those loans providing for springing reserves.
(3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties. Springing lease termination reserves or any other springing rollover reserves are included.
(4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

III.  TRANSACTION OVERVIEW

OFFERED CERTIFICATES:                    Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-MFL, A-MFX, A-J, B, C and D

PASS-THROUGH STRUCTURE:                  Senior/Subordinate, Sequential Pay Pass-Through Certificates

MORTGAGE LOAN SELLERS:                   Column Financial, Inc., PNC Bank, National Association, National Consumer Cooperative Bank
                                         and NCB, FSB

LEAD MANAGER:                            Credit Suisse First Boston LLC

BOOKRUNNER:                              Credit Suisse First Boston LLC

CO-MANAGERS:                             PNC Capital Markets, Inc., Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.

RATING AGENCIES:                         Moody's Investors Service, Inc. and Standard and Poor's Ratings Services

MASTER SERVICERS:                        Midland Loan Services, Inc. and NCB, FSB

SPECIAL SERVICERS:                       Lennar Partners, Inc. and National Consumer Cooperative Bank

TRUSTEE:                                 Wells Fargo Bank, N.A.

CUT-OFF DATE:                            June 2005

SETTLEMENT DATE:                         On or about June 29, 2005

DISTRIBUTION DATE:                       The fourth business day following the Determination Date in that month, beginning July
                                         2005

DETERMINATION DATE:                      The eleventh calendar day of the month, or, if the eleventh calendar day is not a business day, the next succeeding business day, beginning in July 2005

MINIMUM DENOMINATIONS:                   $10,000 for all offered certificates and in additional multiples of $1

SETTLEMENT TERMS:                        DTC, Euroclear and Clearstream, same day funds, with accrued interest

SMMEA:                                   It is expected that upon initial issuance, Classes A-1, A-2, A-3, A-AB, A-4, A-1-A,
                                         A-MFL, A-MFX, A-J and B of the certificates will be "mortgage related securities"
                                         for purposes of SMMEA

ERISA:                                   Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-MFL, A-MFX, A-J, B, C and D are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility

TAX TREATMENT:                           The Offered Certificates (exclusive of Class A-MFL) will be treated as regular interests in a REMIC, and with respect to the Class A-MFL Certificates, a grantor trust in respect of its beneficial interest in its corresponding REMIC regular interest, the swap contract and the floating rate account.

ANALYTICS:                               Cashflows are expected to be available through Bloomberg, the Trepp Group, Intex
                                         Solutions and Standard & Poor's Conquest

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

IV.  STRUCTURE DESCRIPTION

[CHART]

- For purposes of distributions to the Class A-1, A-2, A-3, A-AB, A-4 and A-1-A Certificates, the mortgage loans will consist of two loan groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-AB (until its balance reaches a scheduled balance), then to the A-1, A-2, A-3, A-AB and A-4 Certificates sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A Certificates. Please see the Preliminary Prospectus Supplement for more detailed information.

- All principal remaining after the Class A-1, A-2, A-3, A-AB, A-4 and A-1-A Certificates have been retired will be allocated to the Class A-MFX Certificates and the Class A-MFL REMIC II regular interest pro rata until retired. Thereafter, principal will be allocated sequentially starting with the Class A-J.

- Interest will be calculated with respect to each interest-bearing class of series 2005-C3 Certificates (other than the Class A-MFL Certificates) and with respect to the Class A-MFL REMIC II regular interest assuming that each year consists of 12 30-day months. The interest accrual period for the interest-bearing classes of the series 2005-C3 Certificates (other than the Class A-MFL Certificates) and the Class A-MFL REMIC II regular interest for any distribution date will be the calendar month immediately preceding the month in which that distribution date occurs.

- The Class A-MFL Certificates will accrue interest on the basis of the actual number of days in the related interest accrual period and a 360-day year. The interest accrual period for the Class A-MFL Certificates for any distribution date will be the period from and including the distribution date in the month preceding the month in which the related distribution date occurs (or in the case of the first distribution date, June __, 2005) to, but excluding, the related distribution date. The applicable value of LIBOR, for purposes of calculating the pass-through rate for the Class A-MFL Certificates will initially be determined on June __, 2005 and will thereafter be determined monthly on the second LIBOR business day preceding the applicable interest accrual period. Please see the Preliminary Prospectus Supplement for more detailed information.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-MFX, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates and the A-MFL REMIC II regular interest. The Class A-Y Certificates represent an aggregation of interest strips off, and will accrue interest on, the total principal balance of the residential cooperative mortgage loans (such mortgage loans, collectively, the "Class A-Y Co-op Mortgage Loans"). The Preliminary Prospectus Supplement describes the notional amounts on which the Classes A-X, A-SP and A-Y Certificates will individually accrue interest.

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-MFX, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates and the A-MFL REMIC II regular interest. For the Class A-Y Co-op Mortgage Loans, the relevant net coupon for purposes of determining the weighted average net coupon for the mortgage pool will be the relevant net coupon less the Class A-Y strip rate of 0.10% per annum. The Class A-Y Certificates will accrue interest at a rate approximately equal to 0.10% per annum (adjusted in non 30 day months). The Preliminary Prospectus Supplement describes the pass-through rates at which the Classes A-X, A-SP and A-Y Certificates will individually accrue interest.

- Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with the Class P through and including the Class A-J and then to the Class A-MFX Certificates and the Class A-MFL REMIC II regular interest pro rata. Any remaining losses will be allocated to Class A-1, A-2, A-3, A-AB, A-4, and A-1-A on a pro rata basis.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

V.   YIELD MAINTENANCE CHARGES AND STATIC PREPAYMENT PREMIUM ALLOCATION

YIELD MAINTENANCE CHARGES:                Yield Maintenance Charges (exclusive of any Yield Maintenance Charges allocated to the Class A-Y) will generally be distributed on each Distribution Date as follows:
                                          A portion (based on the product of the Base Interest Fraction and the Principal
                                          Entitlement Fraction as described below) will be delivered to one or more of the following Classes: A-1, A-2, A-3, A-AB, A-4, A-1-A, A-MFX, A-J, B, C, D, E,
                                          F, G and H Certificates and the A-MFL REMIC II regular interest (the "Yield
                                          Maintenance Classes"). The entire amount remaining will be distributed to Class
                                          A-X, and in some cases, the Class A-SP Certificates. So long as the Class A-MFL pass-through rate has not been converted to the fixed interest rate, any Yield
                                          Maintenance Charges payable to the Class A-MFL REMIC II regular interest will be paid to the Swap Counterparty. If the Class A-MFL pass-through rate has converted to the fixed interest rate, the holders will be entitled to any Yield Maintenance Charges payable to the Class A-MFL REMIC II regular interest.

                                          With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a
                                          fraction, not greater than one or less than zero, having:

                                          -    a numerator equal to the excess, if any, of the pass-through rate on such class of Certificates over the relevant discount rate, and

                                          -    a denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                                          With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction"
                                          is a fraction having:

                                          -    a numerator equal to the total principal distributable on such class of Certificates attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution Date, and

                                          -    a denominator equal to the total principal, distributable on all the
                                               Certificates, public and private, attributable to the loan group that includes the prepaid mortgage loan, on the subject Distribution Date.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

V.   YIELD MAINTENANCE CHARGES AND STATIC PREPAYMENT PREMIUM ALLOCATION
     (CONTINUED)

STATIC PREPAYMENT PREMIUMS:               Static Prepayment Premiums (exclusive of any Static Prepayment Premiums allocated to the Class A-Y) will generally be distributed on any Distribution
                                          Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal Entitlement Fraction as described above) will be delivered to one or more of the following Classes: A-1, A-2, A-3, A-AB, A-4, A-1-A, A-MFX,
                                          A-J, B, C, D, E, F, G and H Certificates and the A-MFL REMIC II regular interest. The remainder will be distributed to Class A-X. So long as the Class
                                          A-MFL pass-through rate has not been converted to the fixed interest rate, any
                                          Static Prepayment Premiums payable to the Class A-MFL regular interest will be paid to the Swap Counterparty. If the Class A-MFL pass-through rate has converted to the fixed interest rate, the holders will be entitled to any Static
                                          Prepayment Premiums payable to the Class A-MFL REMIC II regular interest.

YIELD MAINTENANCE CHARGE EXAMPLE:         The following is an example of the Yield Maintenance Charge allocation based on the following assumptions:

                                          -    Class receiving 100% of the principal is A-1

                                          -    Mortgage rate: 8.00%

                                          -    The Discount Rate at time of prepayment: 5.75%

                                          -    The Class A-1 Pass-Through Rate is equal to 7.00%

                                          -    The Mortgage Loan does not contribute to the Class A-Y

METHOD                                         CLASS A-1 CERTIFICATES   CLASS A-X CERTIFICATES / CLASS A-SP CERTIFICATES
------------------------------------------------------------------------------------------------------------------------
(CLASS PASS THROUGH RATE - DISCOUNT RATE)      (7.00%-5.75%)            (100.00%-Class A-1 Certificate Percentage)
(Mortgage Rate-Discount Rate)                  (8.00%-5.75%)

Yield Maintenance Charge Allocation            55.56%                   44.44%

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

VI.  ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:           Any Prepayment Interest Shortfalls that are not offset by the compensating payments made in limited circumstances by the Master Servicer will generally be allocated pro-rata to each interest-bearing Class of Certificates (other than the class A-Y certificates and the class RCS-IO certificates) in proportion to the amount of interest accrued on such Class for such distribution date.
                                          However, a portion of any such uncovered Prepayment Interest Shortfall incurred in respect of a Class A-Y Coop Mortgage Loan will be allocable to the Class A-Y
                                          Certificates to the extent described in the Prospectus Supplement. The class
                                          RCS-IO certificates will only share in uncovered Prepayment Interest Shortfalls due to interest shortfalls on the Reyes Cold Storage Portfolio Mortgage Loan.

ADVANCES:                                 The Master Servicers will generally be required to advance delinquent scheduled payments of principal and interest on the mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard. The Master Servicers will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. Each Master Servicer will be responsible for making advances solely with respect to the mortgage loans as to which it is the applicable Master Servicer. In the event that a Master Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the
                                          Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:                     On any Distribution Date on which the mortgage pool balance, net of outstanding advances of principal, is less than 1% of the Initial Mortgage Pool Balance, the trust fund may be terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the Prospectus Supplement); the Master
                                          Servicers; or the Special Servicers. The relative priorities of such parties with respect to exercising this option are described in the Prospectus
                                          Supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                       MORTGAGED REAL PROPERTIES BY STATE

[GRAPHIC]

                                                                             WEIGHTED
                              NUMBER OF                      PERCENTAGE OF    AVERAGE                  WEIGHTED
                              MORTGAGED     CUT-OFF DATE        INITIAL      MORTGAGE    WEIGHTED       AVERAGE
                                REAL          PRINCIPAL      MORTGAGE POOL   INTEREST     AVERAGE    CUT-OFF DATE
STATE                        PROPERTIES      BALANCE (1)        BALANCE        RATE      U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
New York                         58       $    300,708,990       18.3%        5.397%       4.73x         40.9%
California                       13            190,178,969       11.6%        5.652%       1.34          68.8%
   Southern California (2)       10            182,170,958       11.1%        5.651%       1.32          69.4%
   Northern California (2)        3              8,008,010        0.5%        5.683%       1.65          55.7%
Michigan                          4            135,315,523        8.2%        5.074%       1.24          77.1%
Texas                            15            130,396,246        7.9%        5.564%       1.31          74.4%
Florida                          12            114,668,125        7.0%        5.399%       1.38          75.7%
North Carolina                    7             87,420,975        5.3%        5.316%       1.27          76.6%
Ohio                             16             80,300,207        4.9%        5.607%       1.42          76.0%
Maryland                          4             72,305,008        4.4%        5.449%       1.28          75.8%
Arizona                          11             58,544,275        3.6%        5.514%       1.45          70.8%
Colorado                          6             56,170,402        3.4%        5.478%       1.62          65.3%
Massachusetts                     6             54,740,000        3.3%        5.310%       1.34          78.5%
Illinois                          4             48,592,905        3.0%        5.211%       1.30          79.0%
Nevada                            4             37,894,007        2.3%        5.209%       1.31          79.4%
Pennsylvania                      4             32,822,484        2.0%        5.511%       2.89          51.5%
Wisconsin                         5             27,466,988        1.7%        5.371%       1.51          71.5%
South Carolina                    2             25,085,000        1.5%        5.310%       1.22          74.6%
Georgia                           6             23,380,911        1.4%        5.437%       1.61          64.6%
Washington                        6             21,862,125        1.3%        5.391%       1.42          69.2%
Oklahoma                          4             16,900,516        1.0%        5.423%       1.34          76.3%
Kentucky                          2             16,871,138        1.0%        5.767%       1.46          74.4%
Virginia                          2             14,424,370        0.9%        5.537%       1.37          75.0%
Missouri                          2             13,150,000        0.8%        5.677%       1.59          75.5%
Minnesota                         1             12,988,174        0.8%        5.147%       1.73          64.6%
Iowa                              1             11,680,000        0.7%        5.460%       1.28          80.0%
Indiana                           4             11,673,820        0.7%        5.679%       1.43          74.4%
Kansas                            2             10,075,321        0.6%        5.538%       1.31          79.7%
New Hampshire                     2              9,463,683        0.6%        6.009%       1.55          67.5%
Maine                             1              8,561,702        0.5%        5.450%       1.36          78.9%
Nebraska                          1              5,776,662        0.4%        5.990%       1.53          69.6%
Tennessee                         2              5,606,169        0.3%        5.522%       1.36          76.4%
Connecticut                       4              3,997,318        0.2%        5.888%       1.46          63.0%
Louisiana                         1              3,294,423        0.2%        6.350%       1.45          74.9%
Idaho                             1              3,100,000        0.2%        5.340%       1.37          70.5%
                             -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         213       $  1,645,416,434      100.0%        5.435%       2.01x         67.4%
                             =====================================================================================


(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

[CHART]

                                                                                        WEIGHTED
                                    NUMBER OF                         PERCENTAGE OF      AVERAGE                    WEIGHTED
                                    MORTGAGED       CUT-OFF DATE         INITIAL        MORTGAGE     WEIGHTED        AVERAGE
                                      REAL            PRINCIPAL       MORTGAGE POOL     INTEREST     AVERAGE      CUT-OFF DATE
PROPERTY TYPE                      PROPERTIES        BALANCE (1)         BALANCE          RATE       U/W DSCR     LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
Multifamily                           102          $   556,256,798        33.8%          5.380%       3.13x           56.6%
Office                                 25              475,974,834        28.9%          5.527%       1.47            72.2%
Retail                                 53              404,828,075        24.6%          5.322%       1.33            75.5%
Hotel                                  15              104,266,743         6.3%          5.761%       1.52            70.9%
Industrial                              7               53,463,618         3.2%          5.233%       1.65            66.5%
Mixed Use                               5               28,013,601         1.7%          5.637%       1.42            72.3%
Self Storage                            6               22,612,764         1.4%          5.577%       1.53            69.6%
                                 -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               213          $ 1,645,416,434       100.0%          5.435%       2.01x           67.4%
                                 ===============================================================================================

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                            WEIGHTED
                                              NUMBER OF                     PERCENTAGE OF    AVERAGE                   WEIGHTED
                                              MORTGAGED     CUT-OFF DATE      INITIAL       MORTGAGE     WEIGHTED      AVERAGE
                           PROPERTY             REAL         PRINCIPAL      MORTGAGE POOL   INTEREST     AVERAGE     CUT-OFF DATE
PROPERTY TYPE              SUB-TYPE          PROPERTIES      BALANCE (1)       BALANCE        RATE       U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                     Conventional                 42       $  347,715,235       21.1%         5.357%       1.31x         77.3%
                     Cooperative                  53          184,259,564       11.2%         5.398%       6.80          16.1%
                     Manufactured Housing          7           24,281,999        1.5%         5.589%       1.48          66.5%
                                            --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          102       $  556,256,798       33.8%         5.380%       3.13x         56.6%
                                            ======================================================================================

                                                                                            WEIGHTED
                                             NUMBER OF                      PERCENTAGE OF   AVERAGE                    WEIGHTED
                                             MORTGAGED      CUT-OFF DATE       INITIAL      MORTGAGE     WEIGHTED      AVERAGE
                     PROPERTY                  REAL          PRINCIPAL      MORTGAGE POOL   INTEREST     AVERAGE     CUT-OFF DATE
PROPERTY TYPE        SUB-TYPE                PROPERTIES     BALANCE (1)        BALANCE        RATE       U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
RETAIL
                     Anchored                     22       $  296,480,828       18.0%         5.225%       1.28x         77.2%
                     Unanchored                   31          108,347,247        6.6%         5.587%       1.45          71.0%
                                            --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           53       $  404,828,075       24.6%         5.322%       1.33x         75.5%
                                            ======================================================================================

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                        WEIGHTED
                                        NUMBER OF                       PERCENTAGE OF   AVERAGE                        WEIGHTED
                                        MORTGAGED      CUT-OFF DATE       INITIAL       MORTGAGE       WEIGHTED        AVERAGE
                                          REAL          PRINCIPAL      MORTGAGE POOL    INTEREST       AVERAGE      CUT-OFF DATE
FEE/LEASEHOLD                          PROPERTIES      BALANCE (1)        BALANCE        RATES         U/W DSCR     LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
Fee                                        210       $ 1,605,237,036       97.6%         5.430%          2.02x          67.3%
Leasehold                                    3            40,179,397        2.4%         5.648%          1.66           70.5%
                                      ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    213       $ 1,645,416,434      100.0%         5.435%          2.01x          67.4%
                                      ===========================================================================================

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

[CHART]

                                                                                         WEIGHTED
                                      NUMBER OF                        PERCENTAGE OF     AVERAGE                       WEIGHTED
                                      UNDERLYING      CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED        AVERAGE
      RANGE OF CUT-OFF DATE            MORTGAGE        PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
      PRINCIPAL BALANCES (1)            LOANS         BALANCE (1)         BALANCE          RATE         U/W DSCR     LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
$    163,749     -         750,000         15       $      6,291,806        0.4%          5.899%          8.09x          15.7%
     750,001     -       1,000,000         14             13,223,330        0.8%          5.662%          8.30           29.1%
   1,000,001     -       1,500,000         13             17,297,066        1.1%          5.575%          5.81           35.7%
   1,500,001     -       2,000,000         18             30,282,046        1.8%          5.705%          3.75           53.8%
   2,000,001     -       3,000,000         15             38,089,400        2.3%          5.492%          3.68           51.9%
   3,000,001     -       4,000,000         22             75,412,320        4.6%          5.621%          3.27           58.5%
   4,000,001     -       5,000,000         19             84,816,794        5.2%          5.497%          1.99           66.0%
   5,000,001     -       6,000,000         16             86,885,376        5.3%          5.589%          1.39           73.7%
   6,000,001     -       7,000,000          9             59,709,678        3.6%          5.463%          1.43           76.7%
   7,000,001     -       8,000,000          4             30,862,245        1.9%          5.334%          5.23           58.6%
   8,000,001     -      10,000,000         13            113,769,214        6.9%          5.555%          2.79           58.7%
  10,000,001            12,000,000          9             99,836,890        6.1%          5.403%          2.41           56.4%
  12,000,001     -      15,000,000         10            141,696,068        8.6%          5.448%          1.34           73.7%
  15,000,001     -      20,000,000          6            102,927,000        6.3%          5.220%          1.35           77.9%
  20,000,001     -      40,000,000         10            264,748,905       16.1%          5.346%          1.88           64.6%
  40,000,001     -      65,000,000          3            137,958,168        8.4%          5.436%          1.46           72.9%
  65,000,001     -   $ 133,000,000          3            341,610,128       20.8%          5.386%          1.23           74.6%
                                     ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   199       $  1,645,416,434      100.0%          5.435%          2.01x          67.4%
                                     =============================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):         $    133,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):         $        163,749
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):         $      8,268,424

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

[CHART]

                                                                                   WEIGHTED
                                NUMBER OF                        PERCENTAGE OF     AVERAGE                       WEIGHTED
                                UNDERLYING      CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED       AVERAGE
           RANGE OF              MORTGAGE         PRINCIPAL      MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
           U/W DSCRs               LOANS         BALANCE (1)        BALANCE         RATE         U/W DSCR     LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------
     1.17x    -     1.20            8         $    124,305,502         7.6%         5.316%          1.19x          77.3%
     1.21           1.30           43              646,949,953        39.3%         5.408%          1.24           75.8%
     1.31     -     1.35           28              203,206,041        12.3%         5.395%          1.33           77.6%
     1.36     -     1.40           11               93,240,944         5.7%         5.336%          1.37           73.4%
     1.41     -     1.45           11               49,301,347         3.0%         5.576%          1.44           72.4%
     1.46     -     1.50           13              144,522,131         8.8%         5.655%          1.48           73.3%
     1.51     -     1.60           14               69,513,098         4.2%         5.693%          1.56           68.0%
     1.61     -     1.70            4               47,796,583         2.9%         5.597%          1.65           67.8%
     1.71     -     2.00            8               60,495,199         3.7%         5.248%          1.75           63.3%
     2.01     -    25.11x          59              206,085,636        12.5%         5.418%          6.67           18.1%
                               ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           199         $  1,645,416,434       100.0%         5.435%          2.01x          67.4%
                               =============================================================================================

MAXIMUM U/W DSCR:                       25.11x
MINIMUM U/W DSCR:                        1.17x
WTD. AVG. U/W DSCR:                      2.01x

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

[CHART]

                                                                                    WEIGHTED
                                 NUMBER OF                        PERCENTAGE OF      AVERAGE                      WEIGHTED
                                 UNDERLYING      CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED        AVERAGE
 RANGE OF CUT-OFF DATE            MORTGAGE        PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)           LOANS         BALANCE (1)         BALANCE          RATE         U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------
      1.5%    -      60.0%          70        $    236,335,871       14.4%          5.438%          6.01x          22.3%
     60.1%    -      70.0%          27             334,522,734       20.3%          5.597%          1.43           67.9%
     70.1%    -      73.0%          11             112,630,219        6.8%          5.552%          1.35           71.8%
     73.1%    -      75.0%          20             149,243,654        9.1%          5.669%          1.41           74.1%
     75.1%    -      77.0%           9              80,343,318        4.9%          5.455%          1.32           76.3%
     77.1%    -      78.0%           7             173,082,251       10.5%          5.108%          1.24           77.3%
     78.1%    -      79.0%          22             264,010,505       16.0%          5.374%          1.28           78.7%
     79.1%    -      80.1%          33             295,247,882       17.9%          5.326%          1.30           79.7%
                                ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            199        $  1,645,416,434      100.0%          5.435%          2.01x          67.4%
                                =============================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):    80.1%
MINIMUM CUT-OFF DATE LTV RATIO (1):     1.5%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):  67.4%

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                             MORTGAGE INTEREST RATES

                                                                                     WEIGHTED
                                  NUMBER OF                        PERCENTAGE OF     AVERAGE                        WEIGHTED
                                  UNDERLYING      CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED        AVERAGE
         RANGE OF                  MORTGAGE        PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
 MORTGAGE INTEREST RATES            LOANS         BALANCE (1)         BALANCE          RATE         U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------
     4.920%    -    5.000%            4        $    145,620,128          8.9%          4.976%          1.24x         77.1%
     5.001%    -    5.500%           96             881,411,818         53.6%          5.312%          2.22          66.4%
     5.501%    -    5.750%           52             438,099,370         26.6%          5.646%          1.81          66.8%
     5.751%    -    6.250%           37             170,521,049         10.4%          5.861%          1.98          67.2%
     6.251%    -    6.500%            5               7,772,789          0.5%          6.399%          3.51          43.0%
     6.501%    -    6.930%            5               1,991,279          0.1%          6.601%          4.32          37.2%
                                 ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             199        $  1,645,416,434        100.0%          5.435%          2.01x         67.4%
                                 =============================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                           6.930%
MINIMUM MORTGAGE INTEREST RATE:                           4.920%
WTD. AVG. MORTGAGE INTEREST RATE:                         5.435%

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                              WEIGHTED
                                NUMBER OF                      PERCENTAGE OF   AVERAGE                  WEIGHTED        WEIGHTED
                                UNDERLYING    CUT-OFF DATE        INITIAL     MORTGAGE    WEIGHTED      AVERAGE         AVERAGE
                                 MORTGAGE       PRINCIPAL      MORTGAGE POOL  INTEREST    AVERAGE     CUT-OFF DATE     REMAINING
LOAN TYPE                         LOANS        BALANCE (1)        BALANCE       RATE      U/W DSCR    LTV RATIO (1)  IO PERIOD (1)
----------------------------------------------------------------------------------------------------------------------------------
Balloons with Partial IO Term       57       $   722,174,875       43.9%       5.417%       1.46x        73.7%             28
Balloons without IO Term           115           662,492,314       40.3%       5.384%       2.14         63.7%            N/A
Interest Only Balloon Loans         16           234,130,000       14.2%       5.583%       3.14         60.9%            109
Fully Amortizing                    10            19,846,506        1.2%       5.833%       4.01         41.7%            N/A
ARD Loans without IO Periods         1             6,772,739        0.4%       6.010%       1.49         69.8%            N/A
                                --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            199       $ 1,645,416,434      100.0%       5.435%       2.01x        67.4%            N/A
                                ==================================================================================================

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                       WEIGHTED
                                    NUMBER OF                        PERCENTAGE OF     AVERAGE                       WEIGHTED
           RANGE OF                 UNDERLYING      CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED        AVERAGE
        ORIGINAL TERMS               MORTGAGE        PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)       LOANS         BALANCE (2)         BALANCE          RATE         U/W DSCR     LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------------
     60     -      84                  19         $    324,160,553       19.7%          5.304%           1.34x         76.6%
     85     -     120                 137            1,129,119,908       68.6%          5.464%           2.16          65.7%
    121     -     300                  43              192,135,972       11.7%          5.488%           2.21          62.3%
                                   ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               199         $  1,645,416,434      100.0%          5.435%           2.01x         67.4%
                                   =============================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):            300
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):             60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):          112

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN JUNE 2005.

                   REMAINING TERMS TO STATED MATURITY (1),(2)

                                                                                         WEIGHTED
                                      NUMBER OF                        PERCENTAGE OF     AVERAGE                       WEIGHTED
             RANGE OF                 UNDERLYING      CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED        AVERAGE
         REMAINING TERMS               MORTGAGE        PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)      LOANS         BALANCE (2)         BALANCE          RATE         U/W DSCR     LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------
     56     -       84                   19        $    324,160,553        19.7%          5.304%          1.34x          76.6%
     85     -      114                    4              31,754,330         1.9%          5.170%          1.58           76.2%
    115     -      120                  151           1,175,443,077        71.4%          5.471%          2.13           66.1%
    121     -      289                   25             114,058,473         6.9%          5.510%          2.78           52.8%
                                    ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 199        $  1,645,416,434       100.0%          5.435%          2.01x          67.4%
                                    ==============================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):       289
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):        56
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):     109

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                           ORIGINAL AMORTIZATION TERMS

                                                                                    WEIGHTED
                                 NUMBER OF                        PERCENTAGE OF      AVERAGE                      WEIGHTED
        RANGE OF                 UNDERLYING      CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED        AVERAGE
 ORIGINAL AMORTIZATION            MORTGAGE        PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
     TERMS (MONTHS)                LOANS         BALANCE (1)         BALANCE          RATE         U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------
     Interest Only                   16         $    234,130,000       14.2%          5.583%          3.14x          60.9%
  180       -       300              31              187,021,270       11.4%          5.605%          1.98           65.2%
  301       -       720             152            1,224,265,164       74.4%          5.381%          1.80           69.0%
                                ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             199         $  1,645,416,434      100.0%          5.435%          2.01x          67.4%
                                =============================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):           720
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):           180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):         359

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                          REMAINING AMORTIZATION TERMS

                                                                                  WEIGHTED
                               NUMBER OF                        PERCENTAGE OF      AVERAGE                      WEIGHTED
        RANGE OF               UNDERLYING      CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED        AVERAGE
 REMAINING AMORTIZATION         MORTGAGE        PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
   TERMS (MONTHS) (1)            LOANS         BALANCE (1)         BALANCE          RATE         U/W DSCR     LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------
    Interest Only                  16        $    234,130,000       14.2%          5.583%          3.14x          60.9%
175        -       250             13              19,423,734        1.2%          5.700%          4.35           45.0%
251        -       300             18             167,597,536       10.2%          5.594%          1.70           67.5%
301        -       355              8              41,984,677        2.6%          5.432%          4.65           33.5%
356        -       715            144           1,182,280,486       71.9%          5.379%          1.69           70.3%
                              ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           199        $  1,645,416,434      100.0%          5.435%          2.01x          67.4%
                              =============================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):       715
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):       175
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):     358

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                                         WEIGHTED
                                      NUMBER OF                        PERCENTAGE OF     AVERAGE                       WEIGHTED
                                      MORTGAGED       CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED        AVERAGE
          RANGE OF YEARS                 REAL          PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
       BUILT/RENOVATED (2)            PROPERTIES      BALANCE (3)         BALANCE          RATE         U/W DSCR     LTV RATIO (3)
----------------------------------------------------------------------------------------------------------------------------------
     1970      -      1985               19        $     80,100,020        4.9%           5.547%          1.36x          73.4%
     1986      -      1994               29             179,457,253       10.9%           5.398%          1.85           72.0%
     1995      -      1998               22              78,992,185        4.8%           5.523%          3.14           64.8%
     1999      -      2000               42             377,105,950       22.9%           5.331%          2.44           62.3%
     2001      -      2002               37             402,325,348       24.5%           5.523%          1.74           68.5%
     2003      -      2005               63             518,583,954       31.5%           5.424%          1.75           69.2%
                                     ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 212        $  1,636,564,709       99.5%           5.435%          1.96x          67.7%
                                     =============================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):    2005
OLDEST YEAR BUILT/RENOVATED (1):         1970
WTD. AVG. YEAR BUILT/RENOVATED (1):      1999

(1) EXCLUDES THE 635 MADISON AVENUE MORTGAGE LOAN.
(2) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
    RENOVATED.
(3) ASSUMES A CUT-OFF DATE IN JUNE 2005.

                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                                         WEIGHTED
                                      NUMBER OF                        PERCENTAGE OF     AVERAGE                       WEIGHTED
                                      MORTGAGED       CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED        AVERAGE
             RANGE OF                    REAL          PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
    OCCUPANCY RATES AT U/W (1)        PROPERTIES      BALANCE (2)         BALANCE          RATE         U/W DSCR     LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------
     72%       -       85%                13        $     99,935,609        6.1%          5.463%          2.09x          70.0%
     86%       -       90%                18             253,386,589       15.4%          5.491%          1.34           74.5%
     91%       -       93%                26             473,610,458       28.8%          5.368%          1.27           74.0%
     94%       -       95%                13              91,114,253        5.5%          5.434%          1.40           76.1%
     96%       -       97%                 6              60,052,507        3.6%          5.231%          1.33           77.7%
     98%       -      100%                69             378,790,711       23.0%          5.434%          1.41           74.0%
                                     ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  145        $  1,356,890,127       82.5%          5.415%          1.39x          74.1%
                                     =============================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):      100%
MINIMUM OCCUPANCY RATE AT U/W (1):       72%
WTD. AVG. OCCUPANCY RATE AT U/W (1):     93%

(1) HOTEL PROPERTIES AND COOPERATIVE PROPERTIES ARE NOT INCLUDED.
(2) ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                   PREPAYMENT PROVISION AS OF CUT-OFF DATE (1)

                                                                      WEIGHTED     WEIGHTED           WEIGHTED
                                                                      AVERAGE      AVERAGE             AVERAGE            WEIGHTED
                                                      PERCENTAGE OF  REMAINING    REMAINING           REMAINING           AVERAGE
        RANGE OF          NUMBER OF   CUT-OFF DATE       INITIAL      LOCKOUT      LOCKOUT             LOCKOUT           REMAINING
   REMAINING TERMS TO     MORTGAGE      PRINCIPAL     MORTGAGE POOL   PERIOD    PLUS YM PERIOD  PLUS PREPAYMENT PERIOD    MATURITY
STATED MATURITY (MONTHS)    LOANS      BALANCE (1)       BALANCE      (MONTHS)     (MONTHS)            (MONTHS)         (MONTHS) (2)
------------------------------------------------------------------------------------------------------------------------------------
    56      -       60       15     $   242,775,666      14.8%           52            52                 52                  58
    61      -      117       67         490,516,277      29.8%           98           104                 99                 109
   118      -      120       92         798,066,018      48.5%          110           114                110                 119
   121      -      289       25         114,058,473       6.9%          107           149                110                 157
                         -----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     199     $ 1,645,416,434     100.0%           98           104               98.4                 109
                         ===========================================================================================================

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                PREPAYMENT OPTION

                                                                     WEIGHTED      WEIGHTED            WEIGHTED
                                                                      AVERAGE      AVERAGE             AVERAGE            WEIGHTED
                                                      PERCENTAGE OF  REMAINING    REMAINING           REMAINING           AVERAGE
                          NUMBER OF   CUT-OFF DATE       INITIAL      LOCKOUT      LOCKOUT             LOCKOUT           REMAINING
                          MORTGAGE      PRINCIPAL     MORTGAGE POOL   PERIOD    PLUS YM PERIOD  PLUS PREPAYMENT PERIOD    MATURITY
   PREPAYMENT OPTION        LOANS      BALANCE (1)       BALANCE     (MONTHS)      (MONTHS)            (MONTHS)         (MONTHS) (2)
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance         137     $ 1,415,720,025      86.0%         102          102                 102                107
Lockout / Yield
 Maintenance                  27         148,445,084       9.0%          56          118                  56                122
Lockout / Prepayment          32          68,644,050       4.2%         105          105                 122                126
Yield Maintenance              3          12,607,275       0.8%           0          157                   0                163
                          ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      199     $ 1,645,416,434     100.0%          98          104                  98                109
                          ==========================================================================================================

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                         UNDERLYING MORTGAGE LOAN SELLER

                                                                                  WEIGHTED
                              NUMBER OF                       PERCENTAGE OF       AVERAGE                           WEIGHTED
                              UNDERLYING       CUT-OFF DATE      INITIAL          MORTGAGE         WEIGHTED         AVERAGE
                               MORTGAGE         PRINCIPAL     MORTGAGE POOL       INTEREST         AVERAGE        CUT-OFF DATE
MORTGAGE LOAN SELLER            LOANS          BALANCE (1)       BALANCE            RATE           U/W DSCR      LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.            114        $ 1,177,241,681       71.5%           5.440%            1.35x            74.2%
PNC                                26            250,990,059       15.3%           5.410%            1.34             75.4%
NCB,FSB                            58            195,223,769       11.9%           5.469%            6.69             20.2%
NCCB                                1             21,960,925        1.3%           5.110%            3.18             31.4%
                            ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           199        $ 1,645,416,434      100.0%           5.435%            2.01x            67.4%
                            ===================================================================================================

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.

                        LARGE MORTGAGE LOAN CONCENTRATION

                                                                          WEIGHTED
                                                      PERCENTAGE OF        AVERAGE                            WEIGHTED
                                   CUT-OFF DATE          INITIAL          MORTGAGE          WEIGHTED           AVERAGE
                                     PRINCIPAL        MORTGAGE POOL       INTEREST           AVERAGE        CUT-OFF DATE
        CONCENTRATION               BALANCE (1)          BALANCE            RATE            U/W DSCR        LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------
Top 1                            $     133,000,000         8.1%            5.700%             1.24x             69.5%
Top 3                            $     341,610,128        20.8%            5.386%             1.23              74.6%
Top 5                            $     449,276,003        27.3%            5.424%             1.27              75.0%
Top 7                            $     534,308,296        32.5%            5.391%             1.30              74.6%
Top 10                           $     633,808,296        38.5%            5.408%             1.49              70.9%
ENTIRE POOL                      $   1,645,416,434       100.0%            5.435%             2.01x             67.4%

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE

                                                                                     WEIGHTED
                               NUMBER OF                         PERCENTAGE OF        AVERAGE                          WEIGHTED
                               MORTGAGED      CUT-OFF DATE         INITIAL           MORTGAGE         WEIGHTED         AVERAGE
                                 REAL          PRINCIPAL       LOAN GROUP NO. 1      INTEREST         AVERAGE        CUT-OFF DATE
STATE                         PROPERTIES      BALANCE (1)          BALANCE             RATE           U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
New York                           44       $    269,699,663         21.7%            5.378%            4.52x            43.5%
California                         13            190,178,969         15.3%            5.652%            1.34             68.8%
  Southern California (2)          10            182,170,958         14.7%            5.651%            1.32             69.4%
  Northern California (2)           3              8,008,010          0.6%            5.683%            1.65             55.7%
Michigan                            3            130,106,511         10.5%            5.061%            1.24             77.0%
Florida                             9             95,129,523          7.7%            5.406%            1.36             76.2%
Texas                               7             60,631,607          4.9%            5.690%            1.31             70.7%
Colorado                            6             56,170,402          4.5%            5.478%            1.62             65.3%
Arizona                             8             55,315,149          4.5%            5.495%            1.46             70.9%
Massachusetts                       6             54,740,000          4.4%            5.310%            1.34             78.5%
Ohio                                9             53,112,466          4.3%            5.622%            1.42             75.0%
Nevada                              4             37,894,007          3.0%            5.209%            1.31             79.4%
Maryland                            3             28,305,008          2.3%            5.703%            1.41             70.7%
Wisconsin                           4             25,670,303          2.1%            5.329%            1.52             70.9%
Pennsylvania                        3             21,122,484          1.7%            5.461%            1.54             70.5%
Oklahoma                            4             16,900,516          1.4%            5.423%            1.34             76.3%
Kentucky                            2             16,871,138          1.4%            5.767%            1.46             74.4%
North Carolina                      3             14,286,066          1.1%            5.493%            1.52             72.7%
Minnesota                           1             12,988,174          1.0%            5.147%            1.73             64.6%
Washington                          3             11,880,848          1.0%            5.587%            1.53             66.5%
Iowa                                1             11,680,000          0.9%            5.460%            1.28             80.0%
Illinois                            2              9,220,000          0.7%            5.268%            1.36             79.3%
Georgia                             3              9,217,264          0.7%            5.534%            1.48             72.5%
Indiana                             3              8,952,380          0.7%            5.798%            1.45             73.2%
Maine                               1              8,561,702          0.7%            5.450%            1.36             78.9%
New Hampshire                       1              8,465,538          0.7%            5.950%            1.54             67.7%
Missouri                            1              8,350,000          0.7%            5.640%            1.31             73.6%
Virginia                            1              7,047,014          0.6%            5.680%            1.31             73.2%
Nebraska                            1              5,776,662          0.5%            5.990%            1.53             69.6%
Kansas                              1              5,280,000          0.4%            5.700%            1.27             80.0%
Louisiana                           1              3,294,423          0.3%            6.350%            1.45             74.9%
Idaho                               1              3,100,000          0.2%            5.340%            1.37             70.5%
Tennessee                           1              2,744,164          0.2%            5.680%            1.31             73.2%
                              ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           150       $  1,242,691,980        100.0%            5.450%            2.06x            66.5%
                              ====================================================================================================

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                     WEIGHTED
                               NUMBER OF                         PERCENTAGE OF        AVERAGE                         WEIGHTED
                               MORTGAGED      CUT-OFF DATE         INITIAL           MORTGAGE         WEIGHTED         AVERAGE
                                 REAL          PRINCIPAL       LOAN GROUP NO. 1      INTEREST         AVERAGE        CUT-OFF DATE
PROPERTY TYPE                 PROPERTIES      BALANCE (1)          BALANCE             RATE           U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
Office                             25       $    475,974,834         38.3%            5.527%            1.47x           72.2%
Retail                             53            404,828,075         32.6%            5.322%            1.33            75.5%
Multifamily                        42            160,445,946         12.9%            5.356%            6.31            22.6%
Hotel                              15            104,266,743          8.4%            5.761%            1.52            70.9%
Industrial                          7             53,463,618          4.3%            5.233%            1.65            66.5%
Self Storage                        6             22,612,764          1.8%            5.577%            1.53            69.6%
Mixed Use                           2             21,100,000          1.7%            5.765%            1.47            73.6%
                              ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           150       $  1,242,691,980        100.0%            5.450%            2.06x           66.5%
                              ===================================================================================================

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.

           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                     WEIGHTED
                               NUMBER OF                         PERCENTAGE OF        AVERAGE                         WEIGHTED
                               MORTGAGED      CUT-OFF DATE         INITIAL           MORTGAGE          WEIGHTED        AVERAGE
               PROPERTY          REAL          PRINCIPAL       LOAN GROUP NO. 1      INTEREST          AVERAGE       CUT-OFF DATE
PROPERTY TYPE  SUB-TYPE        PROPERTIES      BALANCE (1)          BALANCE             RATE           U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
               Cooperative         37       $    137,235,097           11.0%          5.324%             7.12x            15.0%
               Manufactured
                 Housing            4             21,052,873            1.7%          5.548%             1.51             66.1%
               Conventional         1              2,157,976            0.2%          5.520%             1.22             79.9%
                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            42       $    160,445,946           12.9%          5.356%             6.31x            22.6%
                              ======================================================================================================
                                                                                     WEIGHTED
                               NUMBER OF                       PERCENTAGE OF         AVERAGE                          WEIGHTED
                               MORTGAGED      CUT-OFF DATE         INITIAL           MORTGAGE          WEIGHTED        AVERAGE
               PROPERTY          REAL          PRINCIPAL       LOAN GROUP NO. 1      INTEREST          AVERAGE       CUT-OFF DATE
PROPERTY TYPE  SUB-TYPE        PROPERTIES      BALANCE (1)          BALANCE             RATE           U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
RETAIL
               Anchored            22       $    296,480,828           23.9%          5.225%            1.28x            77.2%
               Unanchored          31            108,347,247            8.7%          5.587%            1.45             71.0%
                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            53       $    404,828,075           32.6%          5.322%            1.33x            75.5%
                              ======================================================================================================

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.

           GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE

                                                                                  WEIGHTED
                                NUMBER OF                      PERCENTAGE OF      AVERAGE                  WEIGHTED      WEIGHTED
                               UNDERLYING    CUT-OFF DATE         INITIAL         MORTGAGE    WEIGHTED      AVERAGE      AVERAGE
                                MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1     INTEREST    AVERAGE     CUT-OF DATE   REMAINING
LOAN TYPE                        LOANS       BALANCE (1)          BALANCE           RATE      U/W DSCR   LTV RATIO (1) IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------
Balloons with Partial IO Term          40  $    526,355,875        42.4%           5.449%       1.55x        72.1%           27
Balloons without IO Term               79       496,750,319        40.0%           5.366%       2.07         64.2%          N/A
Interest Only Balloon Loans            12       198,930,000        16.0%           5.632%       3.28         58.7%          118
Fully Amortizing                        6        13,883,048         1.1%           5.621%       4.02         45.6%          N/A
ARD Loans without IO Periods            1         6,772,739         0.5%           6.010%       1.49         69.8%          N/A
                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               138  $  1,242,691,980       100.0%           5.450%       2.06x        66.5%          N/A
                              ======================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                     GROUP NO. 1 ORIGINAL AMORTIZATION TERMS

                                                                                     WEIGHTED
                               NUMBER OF                         PERCENTAGE OF       AVERAGE                           WEIGHTED
      RANGE OF                UNDERLYING      CUT-OFF DATE         INITIAL           MORTGAGE         WEIGHTED         AVERAGE
ORIGINAL AMORTIZATION          MORTGAGE        PRINCIPAL       LOAN GROUP NO. 1      INTEREST         AVERAGE        CUT-OFF DATE
   TERMS (MONTHS)                LOANS        BALANCE (1)          BALANCE             RATE           U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
    Interest Only                  12       $    198,930,000        16.0%             5.632%            3.28x            58.7%
    180   -   300                  25            180,044,473        14.5%             5.582%            1.81             66.6%
    301   -   720                 101            863,717,508        69.5%             5.381%            1.83             68.3%
                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           138       $  1,242,691,980       100.0%             5.450%            2.06x            66.5%
                              ======================================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):            720
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):            180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):          357

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                    GROUP NO. 1 REMAINING AMORTIZATION TERMS

                                                                                     WEIGHTED
                               NUMBER OF                        PERCENTAGE OF        AVERAGE                           WEIGHTED
      RANGE OF                UNDERLYING     CUT-OFF DATE          INITIAL           MORTGAGE         WEIGHTED         AVERAGE
REMAINING AMORTIZATION         MORTGAGE        PRINCIPAL       LOAN GROUP NO. 1      INTEREST         AVERAGE        CUT-OFF DATE
  TERMS (MONTHS) (1)             LOANS        BALANCE (1)          BALANCE             RATE           U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
    Interest Only                  12      $    198,930,000          16.0%            5.632%            3.28x            58.7%
    177   -   250                   8            15,648,599           1.3%            5.637%            3.77             45.7%
    251   -   300                  17           164,395,874          13.2%            5.576%            1.62             68.6%
    301   -   355                   7            40,394,355           3.3%            5.446%            4.60             34.4%
    356   -   715                  94           823,323,153          66.3%            5.378%            1.70             69.9%
                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           138      $  1,242,691,980         100.0%            5.450%            2.06x            66.5%
                              ======================================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):        715
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):        177
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):      356

(1) ASSUMES A CUT-OFF DATE IN JUNE 2005.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY

                                                                                       WEIGHTED
                                 NUMBER OF                         PERCENTAGE OF        AVERAGE                          WEIGHTED
          RANGE OF              UNDERLYING    CUT-OFF DATE           INITIAL           MORTGAGE         WEIGHTED         AVERAGE
       ORIGINAL TERMS            MORTGAGE      PRINCIPAL         LOAN GROUP NO. 1      INTEREST         AVERAGE        CUT-OFF DATE
TO STATED MATURITY (MONTHS)(1)     LOANS      BALANCE (2)            BALANCE             RATE           U/W DSCR      LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
    60    -    84                    10      $    235,901,541          19.0%            5.278%            1.32x            76.2%
    85    -   120                    97           867,957,022          69.8%            5.493%            2.24             64.2%
    121   -   240                    31           138,833,418          11.2%            5.478%            2.22             64.5%
                                ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             138      $  1,242,691,980         100.0%            5.450%            2.06x            66.5%
                                ====================================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):         240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):          60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):       111

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.

(2) ASSUMES A CUT-OFF DATE IN JUNE 2005.

                 GROUP NO. 1 REMAINING TERMS TO STATED MATURITY

                                                                                     WEIGHTED
                                    NUMBER OF                   PERCENTAGE OF        AVERAGE                          WEIGHTED
           RANGE OF                UNDERLYING   CUT-OFF DATE       INITIAL           MORTGAGE         WEIGHTED         AVERAGE
        REMAINING TERMS             MORTGAGE     PRINCIPAL     LOAN GROUP NO. 1      INTEREST         AVERAGE        CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)    LOANS     BALANCE (2)        BALANCE             RATE           U/W DSCR      LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------
       56     -     84                 10     $   235,901,541        19.0%            5.278%            1.32x            76.2%
       85     -     114                 3          30,758,153         2.5%            5.171%            1.39             78.1%
       115    -     120               107         888,198,779        71.5%            5.504%            2.22             64.3%
       121    -     238                18          87,833,507         7.1%            5.468%            2.70             58.4%
                                   ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               138     $ 1,242,691,980       100.0%            5.450%            2.06x            66.5%
                                   ================================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):     238
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):      56
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):   109

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                   GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES

                                                                                     WEIGHTED
                               NUMBER OF                        PERCENTAGE OF        AVERAGE                           WEIGHTED
                              UNDERLYING      CUT-OFF DATE         INITIAL           MORTGAGE         WEIGHTED         AVERAGE
    RANGE OF CUT-OFF DATE      MORTGAGE        PRINCIPAL       LOAN GROUP NO. 1      INTEREST         AVERAGE        CUT-OFF DATE
    PRINCIPAL BALANCES(1)        LOANS        BALANCE (1)          BALANCE             RATE           U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
$    163,749 -       750,000       8          $      3,125,832         0.3%             6.080%            6.46x            9.8%
     750,001 -     1,000,000      10                 9,474,204         0.8%             5.558%           10.39            18.0%
   1,000,001 -     1,500,000      10                13,060,066         1.1%             5.578%            5.08            31.6%
   1,500,001 -     2,000,000      11                18,512,248         1.5%             5.685%            4.83            49.9%
   2,000,001 -     3,000,000       8                19,327,725         1.6%             5.504%            3.47            47.9%
   3,000,001 -     4,000,000      16                54,115,720         4.4%             5.654%            3.63            58.2%
   4,000,001 -     5,000,000      16                70,906,334         5.7%             5.457%            2.00            66.6%
   5,000,001 -     6,000,000      13                70,606,365         5.7%             5.610%            1.40            72.3%
   6,000,001 -     7,000,000       6                38,755,654         3.1%             5.452%            1.42            75.0%
   7,000,001 -     8,000,000       3                23,484,888         1.9%             5.313%            6.42            52.8%
   8,000,001 -    10,000,000      11                96,687,126         7.8%             5.603%            3.05            55.8%
  10,000,001 -    12,000,000       5                54,014,522         4.3%             5.465%            2.00            63.6%
  12,000,001 -    15,000,000       5                69,900,000         5.6%             5.539%            1.43            70.4%
  15,000,001 -    20,000,000       4                70,427,000         5.7%             5.191%            1.34            79.2%
  20,000,001 -    40,000,000       7               194,726,000        15.7%             5.364%            2.13            59.8%
  40,000,001 -    65,000,000       2                93,958,168         7.6%             5.506%            1.58            70.0%
  65,000,001 - $ 133,000,000       3               341,610,128        27.5%             5.386%            1.23            74.6%
                             ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          138          $  1,242,691,980       100.0%             5.450%            2.06x           66.5%
                             ======================================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                 $ 133,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                 $     163,749
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                 $   9,005,014

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

                       GROUP NO. 1 MORTGAGE INTEREST RATES

                                                                                     WEIGHTED
                               NUMBER OF                        PERCENTAGE OF        AVERAGE                           WEIGHTED
                              UNDERLYING      CUT-OFF DATE         INITIAL           MORTGAGE         WEIGHTED         AVERAGE
         RANGE OF              MORTGAGE        PRINCIPAL       LOAN GROUP NO. 1      INTEREST         AVERAGE        CUT-OFF DATE
 MORTGAGE INTEREST RATES         LOANS        BALANCE (1)          BALANCE             RATE           U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
   4.973%   -   5.000%              2       $    134,170,128        10.8%             4.976%           1.23x            77.5%
   5.001%   -   5.500%             64            572,121,866        46.0%             5.314%           2.53             62.6%
   5.501%   -   5.750%             40            379,092,963        30.5%             5.653%           1.73             67.5%
   5.751%   -   6.250%             26            152,623,487        12.3%             5.843%           1.83             69.4%
   6.251%   -   6.500%              2              3,690,400         0.3%             6.351%           1.71             68.1%
   6.501%   -   6.930%              4                993,135         0.1%             6.692%           7.02              8.5%
                             ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           138       $  1,242,691,980       100.0%             5.450%           2.06x            66.5%
                             ======================================================================================================

MAXIMUM MORTGAGE INTEREST RATE:             6.930%
MINIMUM MORTGAGE INTEREST RATE:             4.973%
WTD. AVG. MORTGAGE INTEREST RATE:           5.450%

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

              GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                     WEIGHTED
                               NUMBER OF                        PERCENTAGE OF        AVERAGE                           WEIGHTED
                              UNDERLYING      CUT-OFF DATE         INITIAL           MORTGAGE         WEIGHTED         AVERAGE
          RANGE OF             MORTGAGE        PRINCIPAL       LOAN GROUP NO. 1      INTEREST         AVERAGE        CUT-OFF DATE
         U/W DSCRs               LOANS        BALANCE (1)          BALANCE             RATE           U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
   1.20x    -    1.20               2       $      7,213,828         0.6%             5.417%           1.20x            75.0%
   1.21          1.30              28            527,485,083        42.4%             5.417%           1.24             75.3%
   1.31     -    1.35              22            185,600,115        14.9%             5.390%           1.33             77.4%
   1.36     -    1.40               7             55,806,035         4.5%             5.469%           1.37             71.0%
   1.41     -    1.45               7             36,053,376         2.9%             5.619%           1.44             71.1%
   1.46     -    1.50              10            120,853,623         9.7%             5.703%           1.47             73.1%
   1.51     -    1.60              11             53,669,945         4.3%             5.700%           1.56             64.9%
   1.61     -    1.70               2             45,100,000         3.6%             5.577%           1.65             68.6%
   1.71     -    2.00               7             56,648,806         4.6%             5.230%           1.75             63.4%
   2.01     -    24.95x            42            154,261,170        12.4%             5.348%           7.05             15.9%
                             ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           138       $  1,242,691,980       100.0%             5.450%           2.06x            66.5%
                             ======================================================================================================

MAXIMUM U/W DSCR:                    24.95x
MINIMUM U/W DSCR:                     1.20x
WTD. AVG. U/W DSCR:                   2.06x

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

                  GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS


                                                                                     WEIGHTED
                               NUMBER OF                        PERCENTAGE OF        AVERAGE                           WEIGHTED
                              UNDERLYING      CUT-OFF DATE         INITIAL           MORTGAGE         WEIGHTED         AVERAGE
  RANGE OF CUT-OFF DATE        MORTGAGE        PRINCIPAL       LOAN GROUP NO. 1      INTEREST         AVERAGE        CUT-OFF DATE
 LOAN-TO-VALUE RATIOS (1)        LOANS        BALANCE (1)          BALANCE             RATE           U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
    1.5%    -    60.0%             53       $    187,612,966        15.1%             5.392%            6.08x           22.9%
   60.1%    -    70.0%             20            318,798,593        25.7%             5.599%            1.43            68.0%
   70.1%    -    73.0%              9             80,705,219         6.9%             5.639%            1.35            71.5%
   73.1%    -    75.0%             16            137,934,747        11.1%             5.706%            1.41            74.1%
   75.1%    -    77.0%              3             25,279,968         2.0%             5.489%            1.41            75.7%
   77.1%    -    78.0%              4            133,536,093        10.7%             5.063%            1.24            77.2%
   78.1%    -    79.0%             16            190,666,161        15.3%             5.399%            1.28            78.7%
   79.1%    -    80.0%             17            168,158,233        13.5%             5.291%            1.29            79.8%
                             -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           138       $  1,242,691,980       100.0%             5.450%            2.06x           66.5%
                             =======================================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):              80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):               1.5%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):            66.5%

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

     GROUP NO. 1 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                       WEIGHTED
                                  NUMBER OF                         PERCENTAGE OF       AVERAGE                      WEIGHTED
                                  MORTGAGED      CUT-OFF DATE          INITIAL         MORTGAGE       WEIGHTED       AVERAGE
                                    REAL           PRINCIPAL       LOAN GROUP NO. 1    INTEREST       AVERAGE      CUT-OFF DATE
FEE/LEASEHOLD                    PROPERTIES       BALANCE (1)          BALANCE           RATES        U/W DSCR     LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
Fee                                 148        $ 1,203,199,647          96.8%            5.443%         2.09x          66.3%
Leasehold                             2             39,492,333           3.2%            5.655%         1.25           71.7%
                                 -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             150        $ 1,242,691,980         100.0%            5.450%         2.06x          66.5%
                                 =================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

                     GROUP NO. 1 YEARS BUILT/YEARS RENOVATED

                                                                                       WEIGHTED
                                  NUMBER OF                         PERCENTAGE OF      AVERAGE                        WEIGHTED
                                  MORTGAGED      CUT-OFF DATE          INITIAL         MORTGAGE       WEIGHTED        AVERAGE
     RANGE OF YEARS                 REAL           PRINCIPAL       LOAN GROUP NO. 1    INTEREST       AVERAGE      CUT-OFF DATE
   BUILT/RENOVATED (2)           PROPERTIES       BALANCE (3)          BALANCE           RATE         U/W DSCR     LTV RATIO (3)
----------------------------------------------------------------------------------------------------------------------------------
   1971    -    1985                 10        $    50,457,691           4.1%            5.593%         1.40x          71.8%
   1986    -    1994                 17            111,859,607           9.0%            5.432%         2.04           68.6%
   1995    -    1998                 16             64,237,932           5.2%            5.544%         2.57           68.2%
   1999    -    2000                 36            354,988,966          28.6%            5.319%         2.37           64.1%
   2001    -    2002                 27            306,283,037          24.6%            5.557%         1.65           69.1%
   2003    -    2005                 43            346,013,023          27.8%            5.458%         1.92           66.2%
                                 -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             149        $ 1,233,840,256          99.3%            5.450%         2.01x          66.9%
                                 =================================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):    2005
OLDEST YEAR BUILT/RENOVATED (1):         1971
WTD. AVG. YEAR BUILT/RENOVATED (1):      1999

(1)  EXCLUDES THE 635 MADISON AVENUE MORTGAGE LOAN.
(2)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
     RENOVATED.
(3)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

                   GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING

                                                                                       WEIGHTED
                                  NUMBER OF                         PERCENTAGE OF      AVERAGE                        WEIGHTED
                                  MORTGAGED      CUT-OFF DATE          INITIAL         MORTGAGE       WEIGHTED        AVERAGE
           RANGE OF                 REAL           PRINCIPAL       LOAN GROUP NO. 1    INTEREST       AVERAGE      CUT-OFF DATE
  OCCUPANCY RATES AT U/W (1)     PROPERTIES       BALANCE (2)          BALANCE           RATE         U/W DSCR     LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------
      72%     -     85%              11        $    71,950,699           5.8%            5.506%         2.40x          66.8%
      86%     -     90%              12            219,402,460          17.7%            5.512%         1.34           74.3%
      91%     -     93%              13            331,070,728          26.6%            5.382%         1.27           72.8%
      94%     -     95%               8             49,919,660           4.0%            5.426%         1.36           75.4%
      96%     -     97%               3             45,417,513           3.7%            5.237%         1.29           79.7%
      98%     -    100%              51            283,429,079          22.8%            5.453%         1.45           72.6%
                                 -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              98        $ 1,001,190,140          80.6%            5.435%         1.42x          73.1%
                                 =================================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):      100%
MINIMUM OCCUPANCY RATE AT U/W (1):       72%
WTD. AVG. OCCUPANCY RATE AT U/W (1):     93%

(1)  HOTEL PROPERTIES AND COOPERATIVE PROPERTIES ARE NOT INCLUDED.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

                          GROUP NO. 1 PREPAYMENT OPTION

                                                                     WEIGHTED      WEIGHTED           WEIGHTED
                                                                      AVERAGE      AVERAGE            AVERAGE             WEIGHTED
                                                     PERCENTAGE OF   REMAINING     REMAINING          REMAINING           AVERAGE
                        NUMBER OF    CUT-OFF DATE       INITIAL       LOCKOUT       LOCKOUT            LOCKOUT           REMAINING
                        MORTGAGE       PRINCIPAL   LOAN GROUP NO. 1   PERIOD    PLUS YM PERIOD  PLUS PREPAYMENT PERIOD    MATURITY
    PREPAYMENT OPTION     LOANS      BALANCE (1)        BALANCE      (MONTHS)      (MONTHS)            (MONTHS)         (MONTHS) (2)
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance        93     $ 1,079,492,424       86.9%          102           102                102                 107
Lockout / Yield
Maintenance                 20         111,009,947        8.9%           51           114                 51                 117
Lockout / Prepayment        23          42,232,335        3.4%          104           104                121                 125
Yield Maintenance            2           9,957,275        0.8%            0           168                  0                 174
                        ------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    138     $ 1,242,691,980      100.0%           97           104                 98                 109
                        ============================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                 GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE

                                                                                       WEIGHTED
                                  NUMBER OF                         PERCENTAGE OF       AVERAGE                      WEIGHTED
                                  MORTGAGED      CUT-OFF DATE          INITIAL         MORTGAGE       WEIGHTED       AVERAGE
                                    REAL           PRINCIPAL       LOAN GROUP NO. 2    INTEREST       AVERAGE      CUT-OFF DATE
STATE                            PROPERTIES       BALANCE (1)          BALANCE           RATE         U/W DSCR     LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
North Carolina                        4        $    73,134,909          18.2%            5.282%         1.22x          77.4%
Texas                                 8             69,764,639          17.3%            5.454%         1.31           77.7%
Maryland                              1             44,000,000          10.9%            5.285%         1.20           79.1%
Illinois                              2             39,372,905           9.8%            5.198%         1.28           78.9%
New York                             14             31,009,327           7.7%            5.562%         6.55           18.7%
Ohio                                  7             27,187,741           6.8%            5.578%         1.42           77.8%
South Carolina                        2             25,085,000           6.2%            5.310%         1.22           74.6%
Florida                               3             19,538,602           4.9%            5.360%         1.47           73.6%
Georgia                               3             14,163,647           3.5%            5.375%         1.69           59.5%
Pennsylvania                          1             11,700,000           2.9%            5.600%         5.33           17.2%
Washington                            3              9,981,277           2.5%            5.158%         1.29           72.5%
Virginia                              1              7,377,356           1.8%            5.400%         1.43           76.8%
Michigan                              1              5,209,012           1.3%            5.400%         1.28           80.1%
Missouri                              1              4,800,000           1.2%            5.740%         2.09           78.7%
Kansas                                1              4,795,321           1.2%            5.360%         1.35           79.3%
Connecticut                           4              3,997,318           1.0%            5.888%         1.46           63.0%
Arizona                               3              3,229,126           0.8%            5.850%         1.32           69.3%
Tennessee                             1              2,862,005           0.7%            5.370%         1.41           79.5%
Indiana                               1              2,721,439           0.7%            5.290%         1.34           78.4%
Wisconsin                             1              1,796,685           0.4%            5.970%         1.31           79.9%
New Hampshire                         1                998,144           0.2%            6.510%         1.63           65.7%
                                --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              63        $   402,724,453         100.0%            5.388%         1.84x          70.3%
                                ==================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                       WEIGHTED
                                  NUMBER OF                         PERCENTAGE OF       AVERAGE                      WEIGHTED
                                  MORTGAGED      CUT-OFF DATE          INITIAL         MORTGAGE       WEIGHTED       AVERAGE
                                    REAL           PRINCIPAL       LOAN GROUP NO. 2    INTEREST       AVERAGE      CUT-OFF DATE
PROPERTY TYPE                    PROPERTIES       BALANCE (1)          BALANCE           RATE        U/W DSCR     LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
Multifamily                          60        $   395,810,852          98.3%            5.390%         1.85x          70.3%
Mixed Use                             3              6,913,601           1.7%            5.247%         1.27           68.4%
                                --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              63        $   402,724,453         100.0%            5.388%         1.84x          70.3%
                                ==================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                         WEIGHTED
                                      NUMBER OF                       PERCENTAGE OF       AVERAGE                    WEIGHTED
                                      MORTGAGED    CUT-OFF DATE          INITIAL         MORTGAGE       WEIGHTED     AVERAGE
                   PROPERTY             REAL         PRINCIPAL       LOAN GROUP NO. 2    INTEREST       AVERAGE    CUT-OFF DATE
PROPERTY TYPE      SUB-TYPE          PROPERTIES     BALANCE (1)          BALANCE           RATE        U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
              Conventional               41      $   345,557,260          85.8%            5.356%         1.31x        77.3%
              Cooperative                16           47,024,467          11.7%            5.615%         5.87         19.1%
              Manufactured Housing        3            3,229,126           0.8%            5.850%         1.32         69.3%
                                     ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  60      $   395,810,852          98.3%            5.390%         1.85x        70.3%
                                     =============================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

           GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE

                                                                                 WEIGHTED
                                 NUMBER OF                     PERCENTAGE OF      AVERAGE                WEIGHTED        WEIGHTED
                                UNDERLYING    CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED    AVERAGE          AVERAGE
                                 MORTGAGE       PRINCIPAL     LOAN GROUP NO. 2   INTEREST    AVERAGE   CUT-OFF DATE      REMAINING
LOAN TYPE                          LOANS       BALANCE (1)        BALANCE          RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------
Balloons with Partial IO Term       17        $ 195,819,000         48.6%         5.330%      1.25x         77.8%             28
Balloons without IO Term            36          165,741,995         41.2%         5.439%      2.35          62.1%            N/A
Interest Only Balloon Loans          4           35,200,000          8.7%         5.308%      2.34          73.2%             61
Fully Amortizing                     4            5,963,458          1.5%         6.327%      3.98          32.8%            N/A
                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             61        $ 402,724,453        100.0%         5.388%      1.84x         70.3%            N/A
                               =====================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                     GROUP NO. 2 ORIGINAL AMORTIZATION TERMS

                                                                                    WEIGHTED
                              NUMBER OF                         PERCENTAGE OF        AVERAGE                        WEIGHTED
         RANGE OF            UNDERLYING      CUT-OFF DATE          INITIAL          MORTGAGE        WEIGHTED         AVERAGE
  ORIGINAL AMORTIZATION       MORTGAGE         PRINCIPAL       LOAN GROUP NO. 2     INTEREST         AVERAGE      CUT-OFF DATE
      TERMS (MONTHS)            LOANS         BALANCE (1)          BALANCE            RATE          U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
      Interest Only               4         $  35,200,000             8.7%           5.308%           2.34x           73.2%
    180     -     300             6             6,976,798             1.7%           6.195%           6.33            28.6%
    301     -     480            51           360,547,656            89.5%           5.380%           1.70            70.8%
                            -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          61         $ 402,724,453           100.0%           5.388%           1.84x           70.3%
                            =====================================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):      480
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):      180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):    365

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.
(2)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                    GROUP NO. 2 REMAINING AMORTIZATION TERMS

                                                                                    WEIGHTED
                              NUMBER OF                         PERCENTAGE OF        AVERAGE                        WEIGHTED
         RANGE OF            UNDERLYING      CUT-OFF DATE          INITIAL          MORTGAGE        WEIGHTED         AVERAGE
 REMAINING AMORTIZATION       MORTGAGE         PRINCIPAL       LOAN GROUP NO. 2     INTEREST         AVERAGE      CUT-OFF DATE
   TERMS (MONTHS) (1)           LOANS         BALANCE (1)          BALANCE            RATE          U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
      Interest Only               4         $  35,200,000             8.7%           5.308%           2.34x           73.2%
    175     -     250             5             3,775,135             0.9%           5.962%           6.76            42.1%
    251     -     300             1             3,201,662             0.8%           6.470%           5.81            12.6%
    301     -     360            44           337,279,768            83.7%           5.373%           1.47            74.2%
    361     -     480             7            23,267,888             5.8%           5.477%           5.09            22.1%
                            -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          61         $ 402,724,453           100.0%           5.388%           1.84x           70.3%
                            =====================================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):     480
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):     175
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):   364

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY

                                                                                        WEIGHTED
                                  NUMBER OF                         PERCENTAGE OF        AVERAGE                       WEIGHTED
           RANGE OF              UNDERLYING      CUT-OFF DATE          INITIAL          MORTGAGE       WEIGHTED         AVERAGE
        ORIGINAL TERMS            MORTGAGE         PRINCIPAL       LOAN GROUP NO. 2     INTEREST        AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)    LOANS         BALANCE (2)          BALANCE             RATE         U/W DSCR      LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
       60     -      84               9         $  88,259,012           21.9%            5.373%          1.40x           77.7%
       85     -     120              40           261,162,887           64.8%            5.367%          1.92            70.6%
      121     -     300              12            53,302,555           13.2%            5.514%          2.18            56.6%
                                ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61         $ 402,724,453          100.0%            5.388%          1.84x           70.3%
                                ====================================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     300
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):      60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   113

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

                 GROUP NO. 2 REMAINING TERMS TO STATED MATURITY

                                                                                           WEIGHTED
                                      NUMBER OF                        PERCENTAGE OF        AVERAGE                    WEIGHTED
            RANGE OF                 UNDERLYING    CUT-OFF DATE           INITIAL          MORTGAGE       WEIGHTED      AVERAGE
         REMAINING TERMS              MORTGAGE       PRINCIPAL        LOAN GROUP NO. 2     INTEREST       AVERAGE    CUT-OFF DATE
 TO STATED MATURITY (MONTHS) (1)(2)    LOANS        BALANCE (2)           BALANCE             RATE        U/W DSCR    LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
     56     -      84                    9        $   88,259,012           21.9%            5.373%          1.40x         77.7%
     85     -     114                    1               996,177            0.2%            5.150%          7.43          17.2%
    115     -     120                   44           287,244,298           71.3%            5.369%          1.84          71.5%
    121     -     289                    7            26,224,966            6.5%            5.652%          3.06          33.7%
                                    ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 61        $  402,724,453          100.0%            5.388%          1.84x         70.3%
                                    ================================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):      289
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):       56
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):    111

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                   GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES

                                                                                     WEIGHTED
                               NUMBER OF                        PERCENTAGE OF        AVERAGE                           WEIGHTED
                              UNDERLYING      CUT-OFF DATE         INITIAL           MORTGAGE         WEIGHTED         AVERAGE
   RANGE OF CUT-OFF DATE       MORTGAGE        PRINCIPAL       LOAN GROUP NO. 2      INTEREST         AVERAGE        CUT-OFF DATE
   PRINCIPAL BALANCES (1)        LOANS        BALANCE (1)          BALANCE             RATE           U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
$   199,463   -     750,000         7       $      3,165,974         0.8%             5.720%            9.69x           21.6%
    750,001   -   1,000,000         4              3,749,126         0.9%             5.924%            3.02            57.3%
  1,000,001   -   1,500,000         3              4,237,000         1.1%             5.565%            8.04            48.3%
  1,500,001   -   2,000,000         7             11,769,797         2.9%             5.735%            2.04            59.9%
  2,000,001   -   3,000,000         7             18,761,675         4.7%             5.479%            3.89            56.0%
  3,000,001   -   4,000,000         6             21,296,600         5.3%             5.538%            2.37            59.4%
  4,000,001   -   5,000,000         3             13,910,460         3.5%             5.699%            1.94            62.9%
  5,000,001   -   6,000,000         3             16,279,012         4.0%             5.498%            1.35            79.7%
  6,000,001   -   7,000,000         3             20,954,024         5.2%             5.484%            1.47            79.7%
  7,000,001   -   8,000,000         1              7,377,356         1.8%             5.400%            1.43            76.8%
  8,000,001   -  10,000,000         2             17,082,088         4.2%             5.279%            1.33            74.9%
 10,000,001      12,000,000         4             45,822,369        11.4%             5.329%            2.89            47.9%
 12,000,001   -  15,000,000         5             71,796,068        17.8%             5.358%            1.25            77.0%
 15,000,001   -  20,000,000         2             32,500,000         8.1%             5.283%            1.37            75.1%
 20,000,001   -  40,000,000         3             70,022,905        17.4%             5.296%            1.20            78.0%
 40,000,001   - $44,000,000         1             44,000,000        10.9%             5.285%            1.20            79.1%
                             ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            61       $    402,724,453       100.0%             5.388%            1.84x           70.3%
                             ======================================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):       $ 44,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):       $    199,463
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):       $  6,602,040

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

                       GROUP NO. 2 MORTGAGE INTEREST RATES

                                                                                     WEIGHTED
                               NUMBER OF                        PERCENTAGE OF        AVERAGE                           WEIGHTED
                              UNDERLYING      CUT-OFF DATE         INITIAL           MORTGAGE         WEIGHTED         AVERAGE
         RANGE OF              MORTGAGE        PRINCIPAL       LOAN GROUP NO. 2      INTEREST         AVERAGE        CUT-OFF DATE
   MORTGAGE INTEREST RATES       LOANS        BALANCE (1)          BALANCE             RATE           U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
    4.920%    -   5.000%            2       $     11,450,000         2.8%             4.978%            1.34x           72.6%
    5.001%    -   5.500%           32            309,289,952        76.8%             5.309%            1.63            73.6%
    5.501%    -   5.750%           12             59,006,407        14.7%             5.600%            2.36            62.4%
    5.751%    -   6.250%           11             17,897,562         4.4%             6.015%            3.23            48.6%
    6.251%    -   6.500%            3              4,082,389         1.0%             6.442%            5.14            20.4%
    6.501%    -   6.510%            1                998,144         0.2%             6.510%            1.63            65.7%
                             ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            61       $    402,724,453       100.0%             5.388%            1.84x           70.3%
                             ======================================================================================================

MAXIMUM MORTGAGE INTEREST RATE:             6.510%
MINIMUM MORTGAGE INTEREST RATE:             4.920%
WTD. AVG. MORTGAGE INTEREST RATE:           5.388%

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

              GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                     WEIGHTED
                               NUMBER OF                        PERCENTAGE OF        AVERAGE                           WEIGHTED
                              UNDERLYING      CUT-OFF DATE         INITIAL           MORTGAGE         WEIGHTED         AVERAGE
           RANGE OF            MORTGAGE        PRINCIPAL       LOAN GROUP NO. 2      INTEREST         AVERAGE        CUT-OFF DATE
          U/W DSCRs              LOANS        BALANCE (1)          BALANCE             RATE           U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
    1.17x     -     1.20            6       $    117,091,674        29.1%             5.310%            1.19x           77.5%
    1.21            1.30           15            119,464,871        29.7%             5.365%            1.26            77.8%
    1.31      -     1.35            6             17,605,926         4.4%             5.446%            1.33            79.3%
    1.36      -     1.40            4             37,434,909         9.3%             5.137%            1.37            77.0%
    1.41      -     1.45            4             13,247,971         3.3%             5.460%            1.43            76.0%
    1.46      -     1.50            3             23,668,508         5.9%             5.406%            1.50            74.3%
    1.51      -     1.60            3             15,843,153         3.9%             5.670%            1.55            78.6%
    1.61      -     1.70            2              2,696,583         0.7%             5.937%            1.67            53.6%
    1.71      -     2.00            1              3,846,392         1.0%             5.520%            1.76            61.2%
    2.01      -     25.11x         17             51,824,467        12.9%             5.626%            5.52            24.6%
                             ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            61       $    402,724,453       100.0%             5.388%            1.84x           70.3%
                             ======================================================================================================

MAXIMUM U/W DSCR:                    25.11x
MINIMUM U/W DSCR:                     1.17x
WTD. AVG. U/W DSCR:                   1.84x

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

                  GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                                     WEIGHTED
                               NUMBER OF                        PERCENTAGE OF        AVERAGE                           WEIGHTED
                              UNDERLYING      CUT-OFF DATE         INITIAL           MORTGAGE         WEIGHTED         AVERAGE
   RANGE OF CUT-OFF DATE       MORTGAGE        PRINCIPAL       LOAN GROUP NO. 2      INTEREST         AVERAGE        CUT-OFF DATE
  LOAN-TO-VALUE RATIOS (1)       LOANS        BALANCE (1)          BALANCE             RATE           U/W DSCR       LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
     2.9%     -    60.0%           17       $     48,722,905        12.1%             5.614%            5.72x           20.1%
    60.1%     -    70.0%            7             15,724,141         3.9%             5.572%            1.46            65.0%
    70.1%     -    73.0%            2             31,925,000         7.9%             5.331%            1.36            72.7%
    73.1%     -    75.0%            4             11,308,907         2.8%             5.222%            1.36            73.8%
    75.1%     -    77.0%            6             55,063,349        13.7%             5.439%            1.28            76.6%
    77.1%     -    78.0%            3             39,546,159         9.8%             5.258%            1.23            77.6%
    78.1%     -    79.0%            6             73,344,344        18.2%             5.308%            1.29            78.6%
    79.1%     -    80.1%           16            127,089,648        31.6%             5.372%            1.31            79.5%
                             ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            61       $    402,724,453       100.0%             5.388%            1.84x           70.3%
                             ======================================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):       80.1%
MINIMUM CUT-OFF DATE LTV RATIO (1):        2.9%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):     70.3%

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                      GROUP NO. 2 UNDERLYING MORTGAGED REAL
                        PROPERTIES BY OWNERSHIP INTEREST

                                                                                      WEIGHTED
                                 NUMBER OF                       PERCENTAGE OF         AVERAGE                         WEIGHTED
                                 MORTGAGED     CUT-OFF DATE         INITIAL           MORTGAGE          WEIGHTED        AVERAGE
                                   REAL          PRINCIPAL     LOAN GROUP NO. 2       INTEREST           AVERAGE     CUT-OFF DATE
FEE/LEASEHOLD                   PROPERTIES      BALANCE (1)         BALANCE             RATES           U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Fee                                62       $    402,037,389          99.8%            5.388%             1.80x          70.4%
Leasehold                           1                687,064           0.2%            5.250%            25.11            3.2%
                             -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            63       $    402,724,453         100.0%            5.388%             1.84x          70.3%
                             =======================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

                     GROUP NO. 2 YEARS BUILT/YEARS RENOVATED

                                                                                      WEIGHTED
                                 NUMBER OF                       PERCENTAGE OF         AVERAGE                         WEIGHTED
                                 MORTGAGED     CUT-OFF DATE         INITIAL           MORTGAGE          WEIGHTED        AVERAGE
       RANGE OF YEARS              REAL          PRINCIPAL     LOAN GROUP NO. 2       INTEREST           AVERAGE     CUT-OFF DATE
     BUILT/RENOVATED (1)        PROPERTIES      BALANCE (2)         BALANCE             RATE            U/W DSCR     LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
      1970   -   1985               9       $     29,642,329           7.4%            5.468%             1.31x          76.0%
      1986   -   1994              12             67,597,647          16.8%            5.343%             1.53           77.4%
      1995   -   1998               6             14,754,253           3.7%            5.433%             5.59           49.9%
      1999   -   2000               6             22,116,984           5.5%            5.513%             3.58           33.4%
      2001   -   2002              10             96,042,310          23.8%            5.417%             2.00           66.5%
      2003   -   2004              20            172,570,930          42.9%            5.356%             1.42           75.1%
                             -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            63       $    402,724,453         100.0%            5.388%             1.84x          70.3%
                             =======================================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):     2004
OLDEST YEAR BUILT/RENOVATED (1):          1970
WTD. AVG. YEAR BUILT/RENOVATED (1):       1999

(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
     RENOVATED.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

                   GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING

                                                                                      WEIGHTED
                                 NUMBER OF                       PERCENTAGE OF         AVERAGE                       WEIGHTED
                                 MORTGAGED     CUT-OFF DATE         INITIAL           MORTGAGE        WEIGHTED        AVERAGE
           RANGE OF                REAL          PRINCIPAL     LOAN GROUP NO. 2       INTEREST         AVERAGE     CUT-OFF DATE
   OCCUPANCY RATES AT U/W       PROPERTIES      BALANCE (2)         BALANCE             RATE          U/W DSCR     LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------
        77%  -   85%                2       $     27,984,909          6.9%             5.351%           1.30x          78.1%
        86%  -   90%                6             33,984,129          8.4%             5.360%           1.29           76.2%
        91%  -   93%               13            142,539,729         35.4%             5.334%           1.25           76.9%
        94%  -   95%                5             41,194,593         10.2%             5.444%           1.45           77.0%
        96%  -   97%                3             14,634,994          3.6%             5.211%           1.45           71.4%
        98%  -  100%               18             95,361,631         23.7%             5.380%           1.31           78.1%
                             -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            47       $    355,699,987         88.3%             5.358%           1.31x          77.1%
                             =====================================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):               100%
MINIMUM OCCUPANCY RATE AT U/W (1):                77%
WTD. AVG. OCCUPANCY RATE AT U/W (1):              93%

(1)  COOPERATIVE PROPERTIES ARE NOT INCLUDED.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2005.

                          GROUP NO. 2 PREPAYMENT OPTION

                                                                      WEIGHTED     WEIGHTED        WEIGHTED
                                                                      AVERAGE      AVERAGE          AVERAGE           WEIGHTED
                                                      PERCENTAGE OF  REMAINING    REMAINING        REMAINING           AVERAGE
                            NUMBER OF  CUT-OFF DATE      INITIAL      LOCKOUT      LOCKOUT          LOCKOUT           REMAINING
                            MORTGAGE     PRINCIPAL  LOAN GROUP NO. 2  PERIOD   PLUS YM PERIOD PLUS PREPAYMENT PERIOD  MATURITY
     PREPAYMENT OPTION        LOANS     BALANCE (1)      BALANCE     (MONTHS)     (MONTHS)         (MONTHS)          (MONTHS)(2)
---------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance           44     $ 336,227,601       83.5%        103          103              103                107
Lockout / Yield Maintenance     7        37,435,137        9.3%         73          133               73                137
Lockout / Prepayment            9        26,411,715        6.6%        107          107              124                128
Yield Maintenance               1         2,650,000        0.7%          0          116                0                120
                            -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        61     $ 402,724,453      100.0%         99          106              101                111
                            =====================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2005.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                           SIGNIFICANT MORTGAGE LOANS

                                                           PERCENTAGE
                                               CUT-OFF     OF INITIAL                                                     CUT-OFF
                                                DATE        MORTGAGE               LOAN PER      MORTGAGE                  DATE
                                PROPERTY      PRINCIPAL       POOL     SF/UNITS/  SF/UNITS/      INTEREST       U/W         LTV
#   LOAN NAME                     TYPE       BALANCE (1)    BALANCE      ROOMS    ROOMS (1)        RATE        DSCR      RATIO (1)
1   San Diego Office Park        Office     $ 133,000,000     8.1%      644,540   $     206       5.700%       1.24x       69.5%

2   Southland Center Mall        Retail     $ 115,610,128     7.0%      639,575   $     181       4.973%       1.22x       77.1%

3   80-90 Maiden Lane            Office     $  93,000,000     5.7%      544,654   $     171       5.450%       1.21x       78.8%

4   Everest MBC Portfolio (2)  Various (3)  $  54,740,000     3.3%      765,423   $      72       5.310%       1.34x       78.5%

5   Och Ziff Portfolio            Hotel     $  52,925,875     3.2%          959   $  55,189       5.785%       1.47x       74.1%

6   Villages at Montpelier     Multifamily  $  44,000,000     2.7%          520   $  84,615       5.285%       1.20x       79.1%

7   Reyes Cold Storage
    Portfolio                  Industrial   $  41,032,293     2.5%      775,704   $      53 (4)   5.147% (5)   1.73x (6)   64.6%

8   2000 West Loop South
    Office Building              Office     $  35,500,000     2.2%      356,324   $     100       5.640%       1.26x       71.4%

9   Peakview Tower               Office     $  33,000,000     2.0%      264,149   $     125       5.590%       1.67x       66.9%

10  Square-Arch Realty Corp.   Multifamily  $  31,000,000     1.9%          344   $  90,116       5.240%       4.84x       12.0%

    TOTAL / WTD. AVG.                       $ 633,808,296    38.5%          N/A         N/A       5.408%       1.49x       70.9%

(1)  Based on a June 2005 Cut-off Date.

(2) For presentation purposes, the $18,320,000 Billerica Bldg #3-6, the $16,147,000 31 Milk Street (Floors 2-11), the $6,560,000 Chicopee Big Y, the $6,400,000 Billerica Bldg #2, the $4,800,000 Billerica Bldg #7 and the $2,513,000 31 Milk St (USPS) Mortgage Loans, which are cross-collateralized and cross-defaulted, are shown as one loan.

(3) Everest MBC Portfolio includes 4 office properties, 1 industrial property and 1 retail property.

(4)  Loan per SF is based on the Reyes Cold Storage Portfolio Mortgage Loan.

(5) Mortgage Interest Rate on the Reyes Cold Storage Portfolio Mortgage Loan is exclusive of the RCS-IO Interest Rate. The Mortgage Interest Rate on the Reyes Cold Storage Portfolio Mortgage Loan is 6.347%.

(6)  U/W DSCR is based on the Reyes Cold Storage Portfolio Mortgage Loan.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              SAN DIEGO OFFICE PARK

[GRAPHIC]

SAN DIEGO, CA

[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              SAN DIEGO OFFICE PARK

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):  $133,000,000

FIRST PAYMENT DATE:                  May 11, 2005

MORTGAGE INTEREST RATE:              5.700% per annum

AMORTIZATION TERM:                   Interest Only

MATURITY DATE:                       April 11, 2015

MATURITY BALANCE:                    $133,000,000

INTEREST CALCULATION:                Actual/360

CALL PROTECTION (2):                 Lockout/Defeasance: 116
(PAYMENTS)                           Open: 4

LOAN PER SF (1):                     $206

UPFRONT RESERVES:                    TI/LC Reserve (3)               $ 1,500,000

                                     Sony and Quantumthink TI/LC     $ 1,043,089
                                     Reserve (4)

                                     Engineering Reserve             $ 67,500

ONGOING RESERVES - MONTHLY:          Tax and Insurance               Yes

                                     Replacement Reserve (5)         $ 5,394

                                     TI/LC Reserve (6)               $ 35,058

                                     Sony Rollover Reserve (7)       Springing

LOCKBOX:                             Springing

MEZZANINE:                           Permitted (8)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

PROPERTY SUB-TYPE:              Suburban

LOCATION:                       San Diego, CA

YEAR BUILT/RENOVATED:           1986 / 2001

SQUARE FEET:                    644,540

OCCUPANCY AT U/W (9):           91%

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            Maguire Properties, L.P.

                                              % OF
                                              TOTAL       LEASE
MAJOR TENANTS                    NRSF         NRSF        EXPIRATION
-------------                    ----         -----       ----------
Sony Computer                   197,454       30.6%       12/31/2009
Accelrys/MSI                     76,635       11.9%       12/31/2006
Synergy Micro Systems            28,755        4.5%        9/30/2005

                                  12/31/2004      2/28/2005         U/W
                                  ----------      ---------         ---
NET OPERATING INCOME:           $   5,376,626    $ 5,606,423    $ 9,860,574

NET CASH FLOW:                                                  $ 9,499,786

DSCR:                                                                  1.24x

APPRAISED VALUE:                $ 191,400,000

CUT-OFF DATE LTV RATIO (1):              69.5%

MATURITY LTV RATIO:                      69.5%

(1)  Based on a June 2005 Cut-off Date.

(2) Please refer to bullet in Additional Information (continued) section concerning partial releases and principal paydown.

(3) Borrower deposited $1,500,000 into the TILC Reserve at closing to fund known tenant improvements and leasing commissions obligations.

(4) Borrower deposited $1,043,089 into the TILC Reserve at closing for tenant improvements required under the leases with tenants Sony and Quantumthink.

(5) Borrower is required to deposit monthly payments of $5,394 into the contractual replacement reserve. Commencing with 4/11/2010 payment, the borrower is required to deposit monthly payments of $8,090 into the contractual replacement reserve.

(6) Borrower is required to deposit monthly payments of $35,058 into the ongoing TI/LC reserve. Commencing with 4/11/2010 payment, the borrower is required to deposit monthly amounts of $53,936 into the ongoing TI/LC reserve.

(7) Borrower is required to deposit $2,961,810 in six equal monthly payments into the Sony Rollover Reserve commencing on July 11, 2009, unless borrower delivers to lender a copy of Sony Corporation's binding election to renew its lease by June 30, 2009.

(8) The loan documents permit Maguire Properties, L.P. and National Safe Harbor Exchanges to pledge their indirect ownership interests in the borrower (but not the foreclosure thereon) to a permitted institutional transferee providing a corporate line of credit or other financing to, or guaranteed by, Maguire Properties, L.P. Such corporate line of credit or other financing shall not exceed $550,000,000 in the aggregate.

(9)  Occupancy at U/W is based on the February 15, 2005 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              SAN DIEGO OFFICE PARK

                             ADDITIONAL INFORMATION

- San Diego Office Park consists of 11 buildings totaling 644,540 square feet in the Sorrento Mesa area in San Diego, CA. The subject improvements include one 8-story Class A office building, eight 2- and 1-story office/R&D buildings, the Karl Strauss Brewery and the Private Athletic Club.

- Constructed on a 38.0-acre campus in 1986, the subject buildings are connected through an intricately designed network of walkways and driveways. The subject is considered a "Next Gen" campus, equipped with superior telecommunications infrastructure capabilities including digital fiber optic technology for voice, data and video services and Wi-Fi "Hotspot" for wireless connection.

- San Diego Office Park offers a wide array of leisurely amenities for its tenants including tennis courts, sand volleyball courts, an outdoor swimming pool, a fitness center with state-of-the-art equipment, a putting green, a basketball court, a spa and a sauna. The restaurant, Karl Strauss Brewery, is a popular San Diego favorite and has indoor and outdoor seating for 250 people, with the outdoor patio situated within a well-manicured Japanese garden that features a koi pond. The property also has a total parking capability of approximately 2,035 spaces.

- San Diego Office Park is 91% occupied by 30 tenants at rental rates ranging from $5.90 PSF to $35.92 PSF. The majority of the leases are on a triple net basis, while the remaining leases are base-year stops. The largest tenant, Sony Computer (S&P: A), occupies 197,454 square feet at $15.00 PSF NNN through December 2009. Sony Computer became a tenant at the subject in 1995 occupying approximately 20,773 square feet and has since expanded to 197,454 square feet. In addition to tenant improvement allowance, Sony contributed significant monies into reconfiguring and refurbishing its space. A majority of the Sony space at the subject is occupied by software designers developing games for Sony PlayStation and by seasonal game players brought in to test new games.

- San Diego Office Park is also leased to other major corporations. Accelrys, Inc. occupies 76,635 square feet (11.9% NRA) at $18.98 PSF NNN through December 2006, Synergy Microsystems, Inc. occupies 28,755 square feet (4.5%
     NRA) at $31.82 PSF on a base-year lease and Broadcom Corporation occupies 28,525 square feet (4.4% NRA) at $23.87 PSF NNN through December 2007.

- San Diego Office Park is served by various interstate freeways and its central location within the Sorrento Mesa area provides accessibility from all of San Diego County. Sorrento Mesa appeals to many office and R&D space tenants because of its proximity to San Diego and institutions of higher learning located in and around University of California, San Diego. In addition to neighboring office developments, Sorrento Mesa enjoys convenient access to hotels, restaurants, health clubs and retail establishments.

- The Sorrento Mesa submarket encompasses approximately 68 office buildings totaling 5,246,721 square feet and 123 R&D buildings totaling 8,829,897 square feet. Vacancy was 11.3% in the office submarket 9.4% in the R&D submarket as of December 31, 2004. In the same period, Class "A" office and R&D buildings similar to the subject in the Sorrento Mesa submarket are currently asking $28.20 PSF to $30.60 PSF on a modified gross basis and $16.80 PSF to $19.20 PSF NNN, respectively. In-place rents for tenants on a NNN lease type at San Diego Office Park average $17.30 PSF, while rents for tenants on a gross lease type are $28.41 PSF.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              SAN DIEGO OFFICE PARK

                       ADDITIONAL INFORMATION (CONTINUED)

- After April 11, 2007, the borrower has the right to obtain the release of the parcels known as "Phase IV Building Parcels" from the related mortgage upon the satisfaction of various conditions, which include, a payment to lender in an amount necessary so that, based on net operating income for the six calendar months immediately preceding the release date, annualized, certain debt service coverage ratio tests set forth in the related loan documents are satisfied. After April 11, 2007 through December 31, 2009, the borrower will be required to pay a yield maintenance premium on the amount prepaid in connection with such release with respect to the first $20,000,000 of prepaid loan amount assuming a loan maturity of December 31, 2009 and with respect to any additional paydown, assuming a loan maturity of January 11, 2015. After December 31, 2009, the borrower will only be required to pay a yield maintenance premium on any such amounts that exceed $20,000,000. Please see the Preliminary Prospectus Supplement for a more detailed discussion of the partial release provisions.

- The sponsor is Maguire Properties, L.P. ("Maguire"), a full service real estate company offering a tightly integrated array of services including development, property management, operating and urban planning. Founded as Maguire Partners in 1965 by Robert F. Maguire, the company has developed many landmark, large-scale Class A office properties and master-planned mixed-use suburban campuses that that are of high quality with architectural and technological distinction. As of June 3, 2005, Maguire has a market capitalization of $1.2 billion. Maguire is rated BB by S&P and Ba2 by Moody's.

- Maguire Properties, L.P. manages the subject property. The company currently owns or manages in excess of 10 million square feet of prime office space, retail space, hotels and parking facilities. Maguire's assets in Southern California include nine office buildings totaling approximately
     7.1 million square feet, a 350-key hotel and parking garages and lots containing 10,814 spaces in approximately 3.3 million square feet.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              SAN DIEGO OFFICE PARK

                             LEASE ROLLOVER SCHEDULE

                                                                                            % OF TOTAL BASE     CUMULATIVE % OF
                 # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
 YEAR              ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
  MTM                 3               $ 12.92                1.1%               1.1%              0.8%                0.8%
 2005                 4               $ 27.86                6.5%               7.6%             10.5%               11.4%
 2006                 6               $ 20.66               15.9%              23.5%             18.4%               29.7%
 2007                 4               $ 24.04                9.7%              33.1%             13.5%               43.2%
 2008                 6               $ 23.87                9.0%              42.1%             12.5%               55.7%
 2009                 5               $ 15.02               36.2%              78.3%             31.7%               87.4%
 2010                 5               $ 17.30                9.2%              87.5%              9.3%               96.8%
 2013                 1               $ 16.20                3.4%              91.0%              3.2%              100.0%
Vacant               N/A                  N/A                9.0%             100.0%              N/A                 N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              SOUTHLAND CENTER MALL

[GRAPHIC]

TAYLOR, MI

[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              SOUTHLAND CENTER MALL

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):   $ 115,610,128

FIRST PAYMENT DATE:                   April 5, 2005

MORTGAGE INTEREST RATE:               4.973% per annum

AMORTIZATION TERM:                    360 Months

MATURITY DATE:                        March 5, 2010

MATURITY BALANCE:                     $ 106,940,346

INTEREST CALCULATION:                 Actual/360

CALL PROTECTION:                      Lockout/Defeasance: 53
(PAYMENTS)                            Open: 7

LOAN PER SF (1):                      $ 181

UPFRONT RESERVES:                     None

ONGOING RESERVES - MONTHLY:           Tax and Insurance (2)       Springing

                                      Rollover Reserve (3)        Springing

                                      Replacement Reserve (4)     Springing

LOCKBOX:                              Springing

MEZZANINE:                            Permitted (5)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Taylor, MI

YEAR BUILT/RENOVATED:                   1970 / 2000

SQUARE FEET:                            639,575

OCCUPANCY AT U/W (6):                   93%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Owner Managed

                                                        % OF
                                                        TOTAL        LEASE
ANCHOR/MAJOR TENANTS                        NRSF        NRSF       EXPIRATION
--------------------                        ----        -----      ----------
Marshall Field's (7)                        292,377      N/A           N/A
JC Penney (8)                               215,787     33.7%      10/31/2016
Mervyn's (8)                                 74,873     11.7%      1/31/2019

                                         12/31/2003   12/31/2004      U/W
                                         ----------   ----------      ---
NET OPERATING INCOME:                 $   8,828,432  $ 8,762,814  $ 9,628,766

NET CASH FLOW:                                                    $ 9,114,848

DSCR:                                                                    1.22x

APPRAISED VALUE:                      $ 150,000,000

CUT-OFF DATE LTV RATIO (1):                    77.1%

MATURITY LTV RATIO:                            71.3%

(1)  Based on a June 2005 Cut-off Date.

(2) After the occurrence and during the continuance of a trigger event, the borrower is required to make monthly payments into a tax and insurance reserve to accumulate fund necessary to pay (i) all taxes prior to their respective due dates and (ii) all insurance premiums prior to the expiration of the related policies. A trigger event occurs (a) upon an event of default or (b) when the debt service coverage ratio is less than 1.20x.

(3) After the occurrence and during the continuance of a trigger event, the borrower is required to deposit $25,928 per month into a rollover reserve to fund the cost of tenant improvements and leasing commissions until a cap of $311,132 is reached.

(4) After the occurrence and during the continuance of a trigger event, or as deemed necessary pursuant to an inspection, the borrower is required to deposit $12,398 per month into a replacement reserve until a cap of $148,779 is reached.

(5) The borrower under the Southland Center Mall Loan is permitted to incur future mezzanine debt that is secured solely by a pledge of the membership interests in the borrower, provided that (a) the combined loan-to-value ratio of the mezzanine loan and the Southland Center Mall Loan does not exceed 70%, (b) the combined debt service coverage ratio of the mezzanine loan and the Southland Center Mall Loan is not less than 1.30x and (c) pursuant to an intercreditor or similar agreement, the holder of the mezzanine loan must agree that the mezzanine loan will only be payable out of excess cash flow.

(6)  Occupancy at U/W is based on the November 30, 2004 rent roll.

(7)  Anchor-owned tenant.

(8)  Tenant operates under a ground lease.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              SOUTHLAND CENTER MALL

                             ADDITIONAL INFORMATION

- Southland Center Mall is a single-level, enclosed regional mall located in Taylor, Michigan, approximately 16 miles southwest of downtown Detroit. The entire mall consists of 931,952 square feet, of which 639,575 square feet are collateralized by the Southland Center Mall Mortgage Loan. The mall is anchored by Marshall Field's (292,377 SF), JC Penney (215,787 SF) and Mervyn's (74,873 SF). Marshall Field's owns its own space and is not part of the collateral but pays a pro rata share of common area maintenance and real estate taxes.

- JC Penney owns its building and operates under a ground lease that expires on October 31, 2016, with two ten-year and three five-year renewal options under the same terms and conditions. Sales at JC Penney for 2004 were $32.5 million, or $151 PSF. Mervyn's also owns its space and operates under a ground lease. Mervyn's had sales of $11.9 million in 2004, or $159 PSF. Marshall Field's had sales of $38.7 million, or $133 PSF, in 2004.

- Best Buy has negotiated a lease that is currently out for signature for 45,000 square feet at $17.00 PSF. The space is a reconfiguration of the food court space. The food court tenants are no longer under leases and have been given the option to move to vacant spaces in the mall. Best Buy is moving from a location four miles from the subject as they are looking to enter southern Detroit's premier retail destination. Best Buy is expected to take occupancy in April 2006. The Rouse Company Operating Partnership, L.P. has provided a $14 million guaranty at closing for the space.

- The subject was originally developed in 1970 as a freestanding building, which is now occupied by Marshall Field's, and was subsequently expanded with construction of the JC Penney and in-line space in 1978 and the Mervyn's and additional in-line space in 1986. The subject has an open, airy ambiance with plenty of natural light from the numerous skylights throughout the mall. The mall also benefits from 4,697 parking spaces, which results in a parking ratio of 5.0 spaces per 1,000 square feet of rentable space including non-owned anchors.

- In addition to the anchors, Southland Center Mall features approximately 105 in-line and food court stores including such national retailers as The Disney Store, Bath & Body Works, American Eagle, Victoria's Secret, Foot Locker and PacSun. With Best Buy taking occupancy, non-anchor space will be 94.0% leased. Occupancy for non-anchor space has been consistently high at 96.7% as of 12/31/2002, and 95.0% as of 12/31/2003. In-line PSF sales for comparable tenants less than 10,000 square feet were $361 in 2001, $366 in 2002, $370 in 2003 and $392 in 2004. Rents for in-line tenants average $29.93 PSF. Occupancy costs for comparable in-line tenants less than 10,000 SF was 11.8%.

- The subject is the only regional mall in the densely developed southern suburbs of Detroit south of Interstate 94 and is the dominant retail property in its trade area. Residents in Wayne County enjoy higher discretionary income levels for shopping than residents of Ann Arbor, Lansing or Grand Rapids. In 2003, population in the primary trade area, defined as the 18 zip codes surrounding the subject, was estimated at 463,414 residents in 180,782 households with an average household income of $62,750. According to Claritis, Inc., total retail sales in the primary trade area were $1.33 billion.

- The two closest region malls are Fairlane Town Center, located nine miles north of the subject, and Westland Shopping Center, located 15 miles northwest of the subject. Fairlane Town Center, anchored by Sears, Marshall Field's, JC Penney, Lord & Taylor and Saks Off 5th, has an occupancy of 72%. Westland Shopping Center, anchored by JC Penney, Kohl's, Marshall Field's and Sears, is considered to have inferior location and regional access compared to the subject. Due to the lack of available land for development, new competition in the trade area is not anticipated.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              SOUTHLAND CENTER MALL

                       ADDITIONAL INFORMATION (CONTINUED)

- Detroit is the seventh largest PMSA in the nation with a population of approximately 4.5 million residents. Detroit benefits economically from its position along the Detroit River, its proximity to Canada and its highly developed transportation infrastructure. The Detroit Metropolitan Wayne County Airport, approximately two miles west of the subject, is scheduled to break ground on a $400 million north terminal project in 2005. The City of Taylor Economic Development Department estimates that there are currently 1,300 new housing units planned or under construction, with more units projected over the next five years.

- The sponsor of the loan and the property manager is General Growth Properties, Inc. ("GGP"). GGP (NYSE: GGP) acquired the subject when they acquired all of the Rouse malls in November 2004. Headquartered in Chicago, Illinois, GGP is a real estate investment trust (REIT) engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional malls and community shopping centers in the United States. GGP currently has ownership interest and management responsibility for a portfolio of 209 regional shopping malls in 44 states. The company portfolio totals approximately 200 million square feet of retail space and includes over 18,000 retail tenants nationwide.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                             SOUTHLAND CENTER MALL

                                               LEASE ROLLOVER SCHEDULE
                                                                                    % OF TOTAL BASE     CUMULATIVE % OF
                # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %     RENTAL REVENUES      TOTAL RENTAL
 YEAR             ROLLING      PER SF ROLLING        ROLLING       OF SF ROLLING        ROLLING        REVENUES ROLLING
 MTM                 12           $ 31.47              3.1%             3.1%              3.5%                3.5%
 2005                13           $ 38.70              1.8%             4.9%              5.4%                8.9%
 2006                26           $ 33.75              5.0%             9.9%             13.3%               22.1%
 2007                21           $ 33.34              6.1%            16.1%             16.1%               38.2%
 2008                 6           $ 23.65              2.6%            18.6%              4.8%               43.0%
 2009                 9           $ 34.73              3.1%            21.7%              8.5%               51.5%
 2010                 7           $ 44.06              1.8%            23.6%              6.3%               57.8%
 2011                 8           $ 24.77              4.1%            27.7%              8.0%               65.8%
 2012                 8           $ 28.30              3.4%            31.1%              7.6%               73.3%
 2013                 1           $ 22.50              0.8%            31.9%              1.4%               74.7%
 2014                 2           $ 46.03              0.3%            32.1%              1.0%               75.7%
 2015                 3           $ 21.51              1.8%            33.9%              3.0%               78.8%
>2015                 9           $  4.51             60.0%            93.9%             21.2%              100.0%
Vacant               N/A             N/A               6.1%           100.0%              N/A                 N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                                80-90 MAIDEN LANE

[GRAPHIC]

NEW YORK, NY

[GRAPHIC]

[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                                80-90 MAIDEN LANE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):                $ 93,000,000

FIRST PAYMENT DATE:                                May 11, 2005

MORTGAGE INTEREST RATE:                            5.450% per annum

AMORTIZATION TERM:                                 Two years interest only, 360 months amortization
                                                   schedule thereafter

MATURITY DATE:                                     April 11, 2015

MATURITY BALANCE:                                  $ 81,376,818

INTEREST CALCULATION:                              Actual/360

CALL PROTECTION:                                   Lockout/Defeasance: 116
(PAYMENTS)                                         Open: 4

LOAN PER SF (1):                                   $ 171

UPFRONT RESERVES:                                  Engineering Reserve                                  $ 6,250

                                                   Special TII/LC Reserve (2)                           $ 3,268,236

                                                   Boundless Equities Holdback Reserve (3)              $ 1,613,250

                                                   Tenant Occupancy Holdback Reserve (4)                $ 1,241,917

ONGOING RESERVES - MONTHLY:                        Tax and Insurance Reserve                            Yes

                                                   TI/LC Reserve (5)                                    $ 34,041

                                                   Replacement Reserve                                  $ 5,447

LOCKBOX:                                           Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                            Single Asset

PROPERTY TYPE:                                     Office

PROPERTY SUB-TYPE:                                 Central Business District

LOCATION:                                          New York, NY

YEAR BUILT/RENOVATED:                              1810/1921/2004

SQUARE FEET:                                       544,654

OCCUPANCY AT U/W (6):                              86%

OWNERSHIP INTEREST:                                Fee

PROPERTY MANAGEMENT:                               A.M. Property Holdings Corp.

                                                               % OF
                                                               TOTAL        LEASE
MAJOR TENANTS:                                      NRSF       NRSF      EXPIRATION
--------------                                      ----       -----     ----------
NYC Department of Investigation                    94,913      17.4%     1/31/2011

Metropolitan Council of Jewish Poverty             47,300       8.7%     3/31/2013

Children & Family Services                         45,924       8.4%     3/31/2015

                                                   12/31/2003    12/31/2004       U/W
                                                   -----------   -----------      ---
NET OPERATING INCOME:                              $ 6,986,560   $ 4,997,412  $ 8,119,751

NET CASH FLOW:                                                                $ 7,628,316

DSCR (7):                                                                            1.21x

APPRAISED VALUE:                                   $ 118,000,000

CUT-OFF DATE LTV RATIO (1):                                 78.8%

MATURITY LTV RATIO:                                         69.0%

(1)  Based on a June 2005 Cut-off Date.

(2) Borrower deposited $3,268,236 into various special leasing reserves at closing for required tenant improvements for specific tenants.

(3) Borrower deposited $1,613,250 into the Boundless Equities Holdback Reserve at closing as additional security. Such reserve is to be released to borrower upon the borrower providing evidence that unaffiliated third-party sub-tenants occupy at least 93% of the space at market terms.

(4) Borrower deposited $1,241,917 into the Occupancy Holdback Reserve at closing as additional security in relation to numerous tenant spaces. Such reserve is to be released to borrower is set amounts at each time upon (i) all tenant improvements required for a particular tenant has been completed and a certificate of occupancy has been issued, (ii) all tenant improvement allowances payable to a particular tenant has been paid by the borrower,
     (iii) a particular tenant is in occupancy and is paying rent, (iv) no particular tenant is in default under its respective lease, and (v) tenant must provide an estoppel confirming the above-stated matters.

(5) Borrower is required to deposit $34,041 monthly into the TI/LC Reserve, subject to a $1,633,971 cap.

(6)  Occupancy at U/W is based on the February 1, 2005 rent roll.

(7) U/W DSCR is based on the principal and interest payments due after the initial interest only period.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                                80-90 MAIDEN LANE

                             ADDITIONAL INFORMATION

- 80-90 Maiden Lane is a 544,654 square foot, Class "B" office space located in the insurance district of Downtown Manhattan. The subject is comprised of one 25-story building (80 Maiden Lane) and one 4-story building (90 Maiden Lane).

- The subject, bounded by Maiden Lane, Pearl Street, William Street, and Cedar Street, benefits from central positioning in the world's financial capital. 80 and 90 Maiden Lane were constructed in 1921 and 1810, respectively. 90 Maiden Lane, a New York City Landmark, is listed on the National Register of Historic Places.

- The Borrower acquired the Subject in 2000, introducing an extensive repositioning initiative for the landmark site highlighted by a $3.9 million renovation, which included an exterior facade upgrade, installation of marble floors and two waterfalls in the lobby area, complete overhaul of the elevator cabs, new security systems, significant upgrades to the electronic and mechanical systems, and installation of fiber optic wiring for high speed access.

- The property was 86.3% leased as of February 1, 2005 and has a diverse base of 45 tenants composed of municipal and state offices, financial and technology firms, educational institutions, and not-for-profit organizations. The City of New York (S&P: A+) leases 121,387 square feet (22.3% of NRA) occupied by the Department of Construction and Department of Investigation ("DOI"). An additional 90,511 square feet (16.6% NRA) is occupied by various New York State (S&P: AA) entities including the Department of Children & Family Services and Department of Health. The property, consisting primarily of office space, includes a retail component with six tenants including Duane Reade and McDonald's. In-place rents for the office space range from $14.19 PSF to $61.30 PSF with a weighted average of $25.62 PSF, while in-place rents for the retail space range from $11.15 PSF to $52.08 PSF, with a weighted average of $39.76 PSF.

- The DOI is the largest tenant occupying 94,913 square feet (17.4% of NRA; $18.40 PSF) under three leases expiring January 31, 2011 with one five-year extension option. In addition to base rent, DOI pays its pro rata share of increases in real estate taxes above its base year stops for 63,000 square feet (16th through 18th floors) and pays for common area electricity usage. Founded in 1873 to investigate city employees, as well as members of the public who engage in corrupt, fraudulent, or unethical activities, DOI oversees 300,000 city employees and 70 city agencies as well as investigates daily complaints the agency receives.

- The Metropolitan Council of Jewish Poverty ("Met Council"), the building's second largest tenant, occupies 47,300 square feet (8.7% of NRA; $20.71
     PSF) expiring March 31, 2013 with no extension options. In addition to base rent, Met Council reimburses the Borrower for a pro rata share of increases in real estate taxes and electricity above its base year. Founded in 1972, Met Council is a not-for-profit nonsectarian service organization and advocate for the social, economic, and housing needs of the Jewish poor, working poor, elderly, and recent immigrants.

- New York State Children & Family Services ("CFS") is the third largest tenant leasing 45,924 square feet (8.4% of NRA; $28.00 PSF) expiring on March 31, 2015 with one five-year extension option. In addition to base rent, CSF reimburses the Borrower for a pro rata share of increases in real estate taxes above its base year. Founded in 1997, CSF supports a comprehensive system to ensure that quality childcare is affordable, accessible, and available in New York State.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                                80-90 MAIDEN LANE

                       ADDITIONAL INFORMATION (CONTINUED)

- The Downtown submarket contains 223 buildings with an aggregate rentable area of 90.6 million square feet and is Manhattan's second largest major office market behind Midtown. The appraisal reports rental rates ranging from $27.77 PSF to $35.30 PSF with an average of $31.55 PSF. The five-year forecast shows positive average rent growth of 2.6% for the period ending December 31, 2009. As of fourth quarter 2004, the vacancy rate in the submarket was 10.9%. Increased activity in the last eighteen months, driven largely by attractive incentives and Class A Office availability, has contributed to substantial increases in leasing activity since 2003
     (4.8 million square feet in 2004 versus 3.8 million square in 2003). Additionally, continued demand for condominium conversion space has reduced some office supply.

- The Borrower, Maiden 80/90 NY, LLC, is a bankruptcy remote, single purpose entity controlled by Jeff Wasserman and Meyer Chetrit, repeat borrowers of Column Financial. Jeff Wasserman has been involved in the ownership and development of real estate properties for over 20 years. His current portfolio includes 1.6 million square feet of office space primarily in Manhattan and Long Island. Meyer Chetrit's investment portfolio consists of 24 properties comprising 17.7 million square feet. The two sponsors have a combined net worth of approximately $300 million, of which $9.6 million is liquid.

- A.M. Holdings Corp., a borrower-related entity, manages the subject. The company has over 17 years of management and leasing experience and currently owns and manages six office buildings in Manhattan and Long Island totaling 1.5 million square feet.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                                80-90 MAIDEN LANE

                                               LEASE ROLLOVER SCHEDULE
                                                                                    % OF TOTAL BASE     CUMULATIVE % OF
                # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %     RENTAL REVENUES      TOTAL RENTAL
 YEAR             ROLLING      PER SF ROLLING        ROLLING       OF SF ROLLING        ROLLING        REVENUES ROLLING
 2005                 2           $ 14.19              1.4%             1.4%              0.5%                0.5%
 2006                 1           $  3.33              0.3%             1.7%             0.04%                0.6%
 2007                 1           $ 33.78              0.6%             2.3%              0.9%                1.5%
 2008                 3           $ 39.70              3.4%             5.7%              5.9%                7.3%
 2009                 7           $ 29.22              6.9%            12.5%              8.8%               16.1%
 2010                 4           $ 28.46              9.0%            21.5%             11.2%               27.3%
 2011                 8           $ 24.59             26.3%            47.8%             28.2%               55.5%
 2012                 2           $ 25.55              1.2%            49.0%              1.3%               56.9%
 2013                 3           $ 20.76              8.8%            57.8%              8.0%               64.9%
 2014                 1           $ 20.60              1.2%            59.1%              1.1%               66.0%
 2015                 9           $ 28.90             21.3%            80.3%             26.8%               92.8%
>2015                 3           $ 27.54              6.0%            86.3%              7.2%              100.0%
Vacant               N/A             N/A              13.7%           100.0%              N/A                 N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              EVEREST MBC PORTFOLIO

[GRAPHIC]

[GRAPHIC]

31 MILK STREET

[GRAPHIC]

BILLERICA BUSINESS CENTER

[GRAPHIC]

CHICOPEE BIG Y

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              EVEREST MBC PORTFOLIO

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1),(2):       $ 54,740,000

FIRST PAYMENT DATE:                           July 1, 2005

MORTGAGE INTEREST RATE:                       5.310% per annum

AMORTIZATION TERM:                            One year interest only, 360-month
                                              amortization schedule thereafter

MATURITY DATE:                                June 1, 2010

MATURITY BALANCE:                             $ 51,612,076

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/Defeasance: 56
(PAYMENTS)                                    Open: 4

LOAN PER SF (1):                              $ 72

UPFRONT RESERVES:                             TI/LC Reserve (3)                          $ 1,000,000

ONGOING RESERVES - MONTHLY:                   Tax and Insurance                          Yes

                                              Replacement Reserve (4)                    Yes

                                              TI/LC Reserve (5)                          Yes

LOCKBOX:                                      Springing

MEZZANINE:                                    $ 4,500,000 (6)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Portfolio

PROPERTY TYPE:                                Please see Portfolio Information table

PROPERTY SUB-TYPE:                            Please see Portfolio Information table

LOCATION:                                     Please see Portfolio Information table

YEAR BUILT/RENOVATED:                         Please see Portfolio Information table

SQUARE FEET:                                  Please see Portfolio Information table

OCCUPANCY AT U/W:                             Please see Portfolio Information table

OWNERSHIP INTEREST:                           Fee

PROPERTY MANAGEMENT:                          Everest Partners, LLC

                                                           % OF
                                                           TOTAL         LEASE
MAJOR TENANTS                                 NRSF         NRSF          EXPIRATION
-------------                                 ----         ----          ----------
                       Please refer to Major Tenants table

                                               12/31/2003   12/31/2004     U/W
                                               ----------   ----------     ---
NET OPERATING INCOME:                         $ 6,000,637  $ 5,892,841  $ 5,342,095

NET CASH FLOW:                                                          $ 4,876,858

DSCR (7):                                                                      1.34x

APPRAISED VALUE:                              $ 69,700,000

CUT-OFF DATE LTV RATIO (1):                           78.5%

MATURITY LTV RATIO:                                   74.0%

(1)  Based on a June 2005 Cut-off Date.

(2) The loan consists of the six loans: Billerica Bldg #3-6, 31 Milk Street (Floors 2-11), Chicopee Big Y, Billerica Bldg #2, Billerica Bldg #7 and 31 Milk St (USPS) Mortgage Loans, which are cross-collateralized and cross-defaulted. For presentation purposes, they are shown as one loan.

(3) At closing $1,000,000 was collected for tenant improvements and leasing commissions. This deposit applies to four of the loans: Billerica Bldg #3-6 ($386,278), 31 Milk Street (Floors 2-11) ($340,460), Chicopee Big Y
     ($138,318) and Billerica Bldg #2 ($134,944).

(4) The borrower is required to deposit $5,246 per month into a replacement reserve to fund ongoing repairs and replacements, subject to a $188,861 cap. This reserve is allocated as follows: Billerica Bldg #3-6 ($2,400 per month), 31 Milk Street (Floors 2-11) ($929 per month), Chicopee Big Y ($801 per month), Billerica Bldg #2 ($795 per month), Billerica Bldg #7 ($274 per month) and 31 Milk St (USPS) ($47 per month).

(5) The borrower is required to deposit $16,667 per month into a TI/LC reserve to fund future tenant improvements and leasing commissions, subject to a $1,000,000 cap. This reserve is allocated as follows: Billerica Bldg #3-6 ($6,408 per month), 31 Milk Street (Floors 2-11) ($5,725 per month), Chicopee Big Y ($2,296 per month) and Billerica Bldg #2 ($2,238 per month).

(6) Billerica Bldg #3-6 has $1,506,028, 31 Milk Street (Floors 2-11) has $1,327,393, Chicopee Big Y has $539,277, Billerica Bldg #2 has $526,123, Billerica Bldg #7 has $394,593 and 31 Milk St (USPS) has $206,586 of mezzanine debt for a total of $4,500,000.

(7) U/W DSCR is based on the principal and interest payments due after the initial interest only period.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              EVEREST MBC PORTFOLIO

                                                        PORTFOLIO INFORMATION
                                                                                                        ALLOCATED
                                                                                                         ORIGINAL
                        PROPERTY    PROPERTY       YEAR                                                    LOAN        APPRAISAL
    PROPERTY NAME         TYPE      SUB-TYPE  BUILT/RENOVATED     LOCATION     NRSF    OCCUPANCY (1)     BALANCE         VALUE
    -------------         ----      --------  ---------------     --------     ----    -------------     -------         -----
Billerica Bldg #3-6      Office     Suburban    1986 / 2000    Billerica, MA  307,218       72%        $ 18,320,000  $ 22,900,000
31 Milk St
(Floors 2-11)            Office        CBD      1923 / 1993      Boston,  MA   89,865       89%        $ 16,147,000  $ 21,400,000
Chicopee Big Y          Industrial     N/A      1984 / 1989     Chicopee, MA  217,000      100%        $  6,560,000  $  8,200,000
Billerica Bldg #2        Office     Suburban    1985 / 2000    Billerica, MA   81,086      100%        $  6,400,000  $  8,000,000
Billerica Bldg #7        Office     Suburban     2001 / NA     Billerica, MA   57,990      100%        $  4,800,000  $  6,000,000
31 Milk St (USPS)        Retail    Unanchored   1923 / 1993      Boston,  MA   12,264       80%        $  2,513,000  $  3,200,000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                        765,423       87%        $ 54,740,000  $ 69,700,000

(1) Occupancy at U/W is based on the February 15, 2005 rent roll for Billerica Bldg #3-6, Billerica Bldg #2 and Billerica Bldg #7; the April 15, 2005 rent roll for 31 Milk Street (Floors 2-11) and 31 Milk Street (USPS); and the May 11, 2005 rent roll for Chicopee Big Y.

                                 MAJOR TENANTNS

PROPERTY NAME                              TENANT NAME                      NRSF        % OF TOTAL NRSF     LEASE EXPIRATION DATE
-------------                              -----------                      ----        ---------------     ---------------------
Billerica Business Center - Bldg #3 - 6    Microwave Radio                  57,580             19%                12/31/2009
                                           MRSI                             48,150             16%                8/31/2007
                                           Megapulse                        38,092             12%                11/30/2006

31 Milk Street (Floors 2 -11)              Technical Development Corp.       6,282              7%                5/31/2007
                                           CGNU Service Corporation          6,241              7%                1/31/2006
                                           Paradigm Properties, LLC          5,700              6%                7/31/2006

Chicopee Big Y                             Big Y                           217,000            100%                12/31/2008

Billerica Business Center - Bldg #2        Avici Systems                    81,086            100%                8/31/2007

Billerica Business Center - Bldg #7        Kaye Instruments                 57,990            100%                3/31/2011

31 Milk Street (USPS)                      United States Postal Service      9,805             80%                12/31/2013

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                             ADDITIONAL INFORMATION

- The Everest MBC Portfolio consists of six separate cross-collateralized and cross-defaulted loans secured by nine office, retail and industrial properties located in Boston (2 properties), Billerica (6 properties), and Chicopee, Massachusetts.

BILLERICA BUSINESS CENTER

- Billerica - Bldg 3-6 is one 2-story and three 1-story office buildings with 307,218 aggregate square feet located in Billerica, Massachusetts. The four buildings have 12 tenants ranging in size from 2,000 to 57,580 square feet with no single tenant occupying more than 18.7%. Billerica - Bldg 2 is an 81,086 square foot, 2-story office/flex building. Its sole tenant is Avici Systems Inc. (NASDAQ:AVCI, KMV 1.87), a provider of high-speed core Internet infrastructure equipment. Billerica - Bldg 7 is an 57,990 square foot, 1-story office/flex building located in Billerica, Massachusetts. Its sole tenant, Kaye Instruments, has occupied the building since its construction in 2001. Kaye Instruments was recently acquired by General Electric (S&P AAA).

- The subject's Suburban Office market contains a total of 79.1 million square feet according to the Spaulding & Slye Colliers 1Q05 market report, with an average vacancy of 17.2% and absorption of 828,421 square feet for the quarter. This report refines the subject's submarket as the North Suburban area with 11.6 million square feet averaging 16.3% vacancy and 142,286 net absorption for the quarter. RBJ's 1Q05 Flex Market report identified 7.9 millions square feet of flex space in the I-495 North submarket with an average vacancy of 18.2%. CB Richard Ellis' 1Q05 office report indicates the average rent for the 13.9 million square feet in the Route 3 North submarket is $12.65 PSF net. A survey by CB Richard Ellis of the subject's competitive peer group of office/flex properties located near the l-495/Route 3 interchange totaling over 11.8 million square feet averaged 10.9% vacancy.

31 MILK STREET - 2-11

- 31 Milk Street - 2-11 is floor 2 through 11 of an 11-story office building located in the Central Business District of Boston, Massachusetts. This space is leased to multiple tenants, none of which occupy more than 7% of the space. According to the CB Richard Ellis 1Q05 report, the overall Boston Office Market contains a total of 66.4 million square feet with a 12.5% average vacancy, $31.97 PSF average rents, and 594,228 square feet of absorption for the quarter. Rents in the market are typically Gross or Gross + an electric charge of $1.25 PSF. The report further segregates the office market into a Core Downtown submarket with 47.8 million square feet, 12.6% vacancy, $34.72 PSF rents, and 687,899 square feet of absorption for the quarter. A REIS survey of 11 comparable properties within 1/2 mile of the subject containing over 1.7 million square feet of Class B/C office space had an average vacancy of 9.6% with $33.25 PSF average rents and an average lease term of 7 years.

CHICOPEE BIG Y

- Chicopee Big Y is a 217,000 square foot industrial building located in Chicopee, Massachusetts. Its sole tenant, Big Y Foods, occupies the property under a 5-year "absolute net" lease that expires on December 31, 2008. The tenant has a 5-year renewal option at $3.50 per square foot. The subject is located approximately 30 miles north of Hartford, CT, and 85 miles west of Boston. The facility has clear ceiling heights ranging from 26' to 28' and is equipped with 32 loading docks. According to the Springfield Metro area CB Richard Ellis 4Q04 Industrial report, the subject's market contains 40.1 million square feet in 569 buildings averaging 8% vacancy. Major vacancies were absorbed throughout 2004, resulting in the 4Q04 vacancy rate down 100 basis points from the end of 2003. Rental rates have held steady at $3.25 - $4.75 PSF NNN for warehouse/distribution space. The Subject's submarket is more narrowly defined as the Greater Chicopee Industrial Market with a total inventory of
     5.44 million square feet averaging a low 4% vacancy.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              EVEREST MBC PORTFOLIO

                       ADDITIONAL INFORMATION (CONTINUED)

31 MILK STREET - USPS

- 31 Milk Street- USPS is the lower level and 1st floor retail space of an 11-story office building located in the Central Business District of Boston, Massachusetts. This space is leased to the U.S. Postal Service through 2013. The REIS CBD submarket report indicates an inventory of 5,780,000 square feet with an average vacancy of 3.8% vacancy and average rent of $25.36 PSF net. A more narrow focus on just community type retail indicates 2,934,000 square feet averaging 1.4% vacancy. A REIS survey of 20 comparable properties totaling 1,382,852 square feet averaged 1.5% vacancy and rent averaging $3l.65 PSF.

- The borrowers are Milk1 Equity Partners, LLC, Milk2 Equity Partners, LLC, BBC Equity Partners, LLC, BBC2 Equity Partners, LLC, BBC7 Equity Partners, LLC and CBY Equity Partners, LLC. Each borrower is a Delaware limited liability company. Each borrower is owned by MBC Equity Partners, LLC, also a Delaware limited liability company. The sponsors are Kambiz Shahbazi and Constantine Alexakos who began investing in real estate together in 1985. Messrs. Shahbazi and Alexakos own and control approximately 38 commercial buildings.

- The subject properties are managed by Everest Partners, LLC, a borrower-affiliated entity. The management agreement generally provides for a management fee of 4.0% of revenues per annum which is subordinated to the Everest MBC Portfolio Loan. The lender under the Everest MBC Portfolio Loan has the right to require termination of the management agreement following the occurrence of, among other circumstances, an event of default under the Everest MBC Portfolio Loan. Everest Partners, LLC manages office and retail properties. Everest Partners is headquartered in New York City, with a regional property management and leasing office located in the North Boston area of Danvers.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                              EVEREST MBC PORTFOLIO

                                                LEASE ROLLOVER SCHEDULE
                                                                                     % OF TOTAL BASE     CUMULATIVE % OF
          # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
 YEAR       ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
 MTM            4              $ 23.83                 0.7%               0.7%              1.9%                1.9%

 2005           8              $ 14.68                 6.1%               6.8%              9.8%               11.7%

 2006          13              $ 16.22                12.4%              19.2%             22.3%               34.0%

 2007           9              $ 12.39                19.0%              38.2%             26.0%               60.1%

 2008           6              $  4.28                30.0%              68.2%             14.2%               74.3%

 2009           6              $ 10.33                10.1%              78.3%             11.6%               85.8%

 2011           1              $ 11.50                 7.6%              85.9%              9.6%               95.5%

 2013           1              $ 31.94                 1.3%              87.2%              4.5%              100.0%

Vacant         N/A                N/A                  N/A               12.8%              N/A                 N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                               OCH ZIFF PORTFOLIO

[GRAPHIC]

[GRAPHIC]

SPRINGHILL SUITES CINCINNATI NORTHEAST

[GRAPHIC]

COURTYARD CLEVELAND AIRPORT SOUTH

[GRAPHIC]

TOWNPLACE CLEVELAND AIRPORT

[GRAPHIC]

COURTYARD MARRIOTT CINCINNATI COVINGTON

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                               OCH ZIFF PORTFOLIO

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):           $ 52,925,875

FIRST PAYMENT DATE:                           June 11, 2005

MORTGAGE INTEREST RATE:                       5.785% per annum

AMORTIZATION TERM:                            Five years interest only, 300-month
                                              amortization schedule thereafter

MATURITY DATE:                                May 11, 2012

MATURITY BALANCE:                             $ 51,020,582

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/Defeasance: 77
(PAYMENTS)                                    Open: 7

LOAN PER ROOM (1):                            $ 55,189

UPFRONT RESERVES:                             Engineering Reserve                           $ 30,125
                                              PIP Funds (2)                                 $ 4,314,636

ONGOING RESERVES - MONTHLY:                   Tax and Insurance (3)                         Yes
                                              FF&E (4)                                      4.0%
LOCKBOX:                                      Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Portfolio

PROPERTY TYPE:                                Hotel

PROPERTY SUB-TYPE:                            Limited Service

LOCATION:                                     Please refer to Portfolio Information table

YEAR BUILT/RENOVATED:                         Please refer to Portfolio Information table

ROOMS:                                        Please refer to Portfolio Information table

OCCUPANCY AT U/W:                             Please refer to Portfolio Information table

OWNERSHIP INTEREST:                           Fee

PROPERTY MANAGEMENT:                          Various

                                               12/31/2003    12/31/2004       U/W
                                               ----------    ----------       ---
NET OPERATING INCOME:                         $  5,495,676  $ 6,670,639  $ 6,682,903

NET CASH FLOW:                                                           $ 5,904,032

DSCR (5):                                                                       1.47x

APPRAISED VALUE:                              $ 71,400,000

CUT-OFF DATE LTV RATIO (1):                           74.1%

MATURITY LTV RATIO:                                   71.5%

(1)  Based on a June 2005 Cut-off Date.

(2) Borrower deposited $4,314,636 into the PIP Funds Reserve at closing with the property manager for property improvements. Borrower is required to make such additional payments into the property improvement plan reserve until the reserve is equal to or greater than $3,000,000.

(3) Borrower is required to make monthly payments into a tax and insurance reserve only to the extent such amounts are not reserved for by the manager under the management agreement.

(4) Borrower is required to make monthly payments into an FF&E reserve of 4% of the gross income from operations. However, for so long as the manager is required to maintain monthly reserves for FF&E equal to or greater than 4% of the gross income from operations and the Och Ziff Portfolio Properties pursuant to the management agreement, the borrower is not required to deposit any FF&E reserve.

(5) U/W DSCR is based on the principal and interest payments due after the initial interest only period.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                               OCH ZIFF PORTFOLIO

                                                            PORTFOLIO INFORMATION
                                                                                                    ALLOCATED
                                                                                                  ORIGINAL LOAN
              PROPERTY NAME                  YEAR BUILT             LOCATION           ROOMS         BALANCE         APPRAISED VALUE
              -------------                  ----------             --------           -----         -------         ---------------
Courtyard Marriott Cincinnati Covington         1999             Covington, KY          194      $  15,937,065        $ 21,500,000
SpringHill Suites Cincinnati Northeast          1999             Cincinnati, OH         102      $   4,521,678        $  6,100,000
TownePlace Suites Cincinnati Northeast          1999             Cincinnati, OH          94      $   3,409,790        $  4,600,000
Courtyard Cleveland Airport South               1999         Middleburg Heights, OH     154      $   9,265,734        $ 12,500,000
Courtyard Cleveland Airport North               1997           North Olmstead, OH       121      $   7,486,713        $ 10,100,000
TownePlace Cleveland Airport                    1999         Middleburg Heights, OH      95      $   3,632,168        $  4,900,000
Residence Inn Columbus Worthington              2000              Columbus, OH          104      $   5,262,937        $  7,100,000
TownePlace Suites Columbus Worthington          2000              Columbus, OH           95      $   3,409,790        $  4,600,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                                  959      $  52,925,875        $ 71,400,000

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                               OCH ZIFF PORTFOLIO

                                         PORTFOLIO PERFORMANCE
          PROPERTY NAME                          YEAR (1)      OCCUPANCY          ADR             REVPAR
---------------------------------------------------------------------------------------------------------
COURTYARD MARRIOTT CINCINNATI                      2004          74.9%          $  89.96         $  67.38
 COVINGTON                                         2003          65.7%          $  79.19         $  52.03
                                                   2002          65.7%          $  78.12         $  51.32

SPRINGHILL SUITES CINCINNATI                       2004          72.2%          $  70.80         $  51.12
 NORTHEAST                                         2003          66.9%          $  67.57         $  45.20
                                                   2002          70.3%          $  67.42         $  47.40

TOWNEPLACE SUITES CINCINNATI                       2004          80.3%          $  51.49         $  41.35
 NORTHEAST                                         2003          70.2%          $  48.04         $  33.72
                                                   2002          87.4%          $  47.82         $  41.79

                                                   2004          65.7%          $  82.45         $  54.17
COURTYARD CLEVELAND AIRPORT SOUTH                  2003          61.6%          $  74.44         $  45.86
                                                   2002          60.3%          $  76.44         $  46.09

                                                   2004          68.3%          $  85.31         $  58.27
COURTYARD CLEVELAND AIRPORT NORTH                  2003          66.1%          $  83.21         $  55.00
                                                   2002          68.5%          $  85.83         $  58.79

                                                   2004          73.1%          $  54.35         $  39.73
TOWNEPLACE CLEVELAND AIRPORT                       2003          64.0%          $  51.80         $  33.15
                                                   2002          70.9%          $  51.50         $  36.51

                                                   2004          75.0%          $  74.75         $  56.06
RESIDENCE INN COLUMBUS                             2003          72.3%          $  73.60         $  53.21
 WORTHINGTON                                       2002          72.4%          $  75.79         $  54.87

TOWNEPLACE SUITES COLUMBUS                         2004          69.0%          $  56.99         $  39.32
 WORTHINGTON                                       2003          71.0%          $  56.60         $  40.19
                                                   2002          74.2%          $  57.91         $  42.97

                                                   2004          72.1%          $  73.92         $  53.08
PORTFOLIO WEIGHTED AVERAGE                         2003          66.7%          $  69.09         $  45.98
                                                   2002          69.9%          $  69.82         $  48.16

(1)  2004 data is based on T-12 ending November 5, 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                               OCH ZIFF PORTFOLIO

                             ADDITIONAL INFORMATION

- The Och Ziff Portfolio Mortgage Loan is secured by eight, limited-service hotels consisting of 959 rooms located in Ohio and Kentucky. The three largest by allocated loan amount are Courtyard Marriott Cincinnati Covington, Courtyard Cleveland Airport South and Courtyard Cleveland Airport North.

- Three of the hotels are located in the Cincinnati, Ohio market. Courtyard Marriott Cincinnati Covington is located in Covington, Kentucky, just across the Ohio River from downtown Cincinnati, making it an attractive mid-priced alternative to the full service hotels located downtown. SpringHill Suites Cincinnati Northeast and TownePlace Suites Cincinnati are adjacent to each other approximately 15 miles northeast of downtown Cincinnati and benefit from their close proximity to a cluster of office parks, commercial properties and the thriving suburban communities of Blue Ash and Mason.

     - Courtyard Marriott Cincinnati Covington is a nine-story, 194 room limited-service hotel. Built in 1999, the property's amenities include three meeting facilities totaling nearly 2,000 square feet with wireless Internet access and audiovisual equipment, state-of-the-art fitness facilities with indoor pool and hot tub, and a 24-hour laundry room. Additionally, the on-site Courtyard Cafe restaurant offers breakfast daily. Spacious guest rooms provide a full array of amenities including free high-speed Internet access, full kitchens, large desk/work areas and complimentary newspaper delivery. The subject has consistently outperformed the competitive set as reflected in the market penetrations of 121.4% and 142.2% in 2003 and 2004, respectively.

     - SpringHill Suites Cincinnati Northeast is a four-story, 102 suites limited-service hotel. Completed in 1999, the property features a guest fitness facility with an indoor pool and hot tub, free wireless high-speed Internet access and complimentary continental breakfast served each morning in the lobby. Dinner delivery from local restaurants and daily laundry valet services are also available. Guest suites have amenities including large work desks with ergonomic chairs, pullout sofa beds, mini-refrigerators and wet bars. The subject's strong demand is indicated by market penetrations of 128% and 129% in 2003 and 2004, respectively.

     - TownePlace Suites Cincinnati Northeast is a three-story, 94 room limited-service hotel. Opened in 1999, the property's amenities include an outdoor pool, free high-speed Internet access, dry cleaning services and a 24-hour laundry room. The hotel features oversized studio, one-bedroom and two-bedroom short-term and extended-stay suites. Each suite is approximately 25% larger than a typical hotel room and includes amenities such as pullout sofa beds, fully finished kitchens, twice-weekly housekeeping service and in-room dining service from local restaurants. The subject has remained competitive in the market with penetration of 95.6% and 107.1% in 2003 and 2004, respectively.

- Three of the hotels are located in the Cleveland, Ohio market. Courtyard Cleveland Airport South and TownePlace Cleveland Airport are adjacent to each other in Middleburg Heights, approximately 15 miles southwest of downtown Cleveland and three miles south of Cleveland Hopkins International Airport. They benefit from their proximity to nearby Cleveland Browns' facilities, various businesses and the airport. Courtyard Cleveland Airport North is located in North Olmstead, Ohio, approximately 4 miles west of Cleveland Hopkins International Airport, and enjoys strong visibility from nearby Interstate 480.

     - Courtyard Cleveland Airport South is a five-story, 154 room limited-service hotel. Opened in 1999, the hotel's amenities include two meeting facilities and accompanying audiovisual equipment, a fitness facility with an indoor pool and hot tub, and a 24-hour laundry room. Additionally, the Courtyard Cafe is an on-site restaurant offering breakfast daily and the lounge provides a casual locale for cocktails. Spacious guest rooms offer free high-speed Internet access and large desk/work areas. About 30% of the rooms feature a balcony. The subject outperformed its competitive set with penetration of 134.6% and 141.2% in 2003 and 2004, respectively.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                               OCH ZIFF PORTFOLIO

                       ADDITIONAL INFORMATION (CONTINUED)

     - Courtyard Cleveland Airport North is a three-story, 121 room limited-service hotel. Opened in 1997, the property's amenities include two meeting facilities with supplied audiovisual equipment, a modern fitness facility with indoor pool and hot tub, and the on-site Courtyard Cafe restaurant, which offers breakfast daily. Guest are also able to charge room service from Romano's Macaroni Grill to their room. Guest rooms include amenities such as large desk/work areas, free high-speed Internet and refrigerators. Approximately 25% of the standard double rooms are significantly larger than comparable Marriott Courtyard branded properties in the region. The hotel outperformed its competitive set with a penetration of 129.7% and 121.4% in 2003 and 2004, respectively.

     - TownePlace Cleveland Airport is a three-story, 95 room limited-service hotel. Built in 1999, the hotel's amenities include an on-site business center, an outdoor pool, barbecue and 24-hour fitness and laundry rooms. Guests also enjoy complimentary access to all the amenities of the adjacent Courtyard Cleveland Airport South. The property features oversized studio, one-bedroom and two-bedroom short term and extended-stay suites that are 25% larger than typical hotel rooms. Suites include fully finished kitchens, pull out sofa beds and free high-speed Internet access. The hotel has consistently outperformed its competitive set with a penetration of 126.3% and 137.1% in 2003 and 2004, respectively.

- Two of the hotels are located in the Columbus, Ohio market. Residence Inn Columbus Worthington and TownePlace Suites Columbus Worthington are located adjacent to each other, approximately 10 miles north of downtown Columbus. The hotels are surrounded by a number of shopping venues and popular restaurants in an area regarded as one of the most recognized suburban markets in Columbus.

     - Residence Inn Columbus Worthington is a four-story, 104 room limited-service hotel. Opened in 2000, the property's amenities include meeting facilities, a fitness center with an outdoor pool and hot tub, and a 24-hour laundry room. Complimentary hot breakfast is served each morning in the Hearth Room, which doubles as an informal guest lounge. Spacious guest suites offer an array of amenities including full kitchens, large desks, sofa beds and free high-speed Internet access. The subject has historically outperformed its competitive set with a penetration of 108.9% and 120.9% in 2003 and 2004, respectively.

     - TownePlace Suites Columbus Worthington is a three story, 95 room limited-service hotel. Opened in 2000, the property features such amenities as an outdoor pool and barbecue grill, a fitness center and a 24-hour laundry room. Guests also enjoy complimentary access to all amenities at the adjacent Residence Inn Columbus Worthington. Guestrooms are oversized studio, one-bedroom and two-bedroom suites that are 25% larger than typical hotel rooms. Amenities include pullout sofa beds, full kitchens and free high-speed Internet access. The subject outperformed its competitive set with a penetration of 118.7% and 116.3% in 2003 and 2004, respectively.

- The sponsor of the loan is Och-Ziff Real Estate, the recently established real estate fund of Och-Ziff Capital Management, an $11 billion multi-strategy hedge fund. The real estate fund's two principals are former managing directors of The Blackstone Group, Steve Orbuch and Steve Galiotos, who were previously responsible for acquiring over $2 billion of real estate assets. They have raised approximately $400 million to invest in a variety of real estate assets and securities. The subject portfolio of hotels is a core asset of the fund.

- All eight of the hotels are managed by affiliates of Marriott International. Marriott International is the largest lodging company in the world, with some 2,600 owned or franchised properties in nearly 65 countries. Hotel formats in the Marriott family include full-service, select-service, extended-stay and time-share properties. The Marriott Rewards program and the Marriott reservation system promote strong brand recognition and customer loyalty, especially among business travelers and its core clientele.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                             VILLAGES AT MONTPELIER

[GRAPHIC]

LAUREL, MD

[GRAPHIC]

[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                             VILLAGES AT MONTPELIER

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):           $ 44,000,000

FIRST PAYMENT DATE:                           April 11, 2005

MORTGAGE INTEREST RATE:                       5.285% per annum

                                              Two years interest only, 360
                                              amortization schedule thereafter
AMORTIZATION TERM:

MATURITY DATE:                                March 11, 2015

MATURITY BALANCE:                             $ 38,687,624

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/Defeasance: 116
(PAYMENTS)                                    Open: 4

LOAN PER UNIT:                                $ 84,615

UPFRONT RESERVES:                             Engineering Reserve                  $ 9,200

ONGOING RESERVES - MONTHLY:                   Tax and Insurance                    Yes

                                              Replacement Reserve                  $ 9,013

LOCKBOX:                                      Hard

MEZZANINE:                                    $ 3,000,000

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Single Asset

PROPERTY TYPE:                                Multifamily

PROPERTY SUB-TYPE:                            Conventional

LOCATION:                                     Laurel, MD

YEAR BUILT/RENOVATED:                         1969 / 2003

UNITS:                                        520

OCCUPANCY AT U/W (2):                         93%

OWNERSHIP INTEREST:                           Fee

PROPERTY MANAGEMENT:                          Mitchell L. Morgan Management, Inc.

                                               12/31/2003       12/31/2004        U/W
                                               ----------       ----------        ---
NET OPERATING INCOME:                         $  3,134,326     $  3,450,514   $  3,568,010

NET CASH FLOW:                                                                $  3,451,010

DSCR (3):                                                                             1.20x

APPRAISED VALUE:                              $ 55,600,000

CUT-OFF DATE LTV RATIO (1):                           79.1%

MATURITY LTV RATIO:                                   69.6%

(1)  Based on a June 2005 Cut-off Date.

(2)  Occupancy at U/W is based on the April 8, 2005 rent roll.

(3) U/W DSCR is based on the first 12 principal and interest payments due after the initial interest only period.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                             VILLAGES AT MONTPELIER

                             ADDITIONAL INFORMATION

- Villages at Montpelier is a 520-unit, Class B apartment complex located in Laurel, Maryland. The collateral is comprised of 29 three-story and 19 four-story walk-up buildings that contain 204 one-bedroom units, 255 two-bedroom units and 61 three-bedroom units. The subject was constructed in 1969 and was 92.9% occupied as of April 8, 2005.

- The subject is situated on a 29.2-acre site located approximately 19 miles north of the Washington DC Central Business District and 22 miles south of the Baltimore Central Business District. Laurel is a predominately residential community which has experienced moderate development and population growth over the past decade. Given its close proximity to Washington DC and Baltimore, as well as an elaborate network of transportation routes including Interstate 95, Highway 295, Routes 193, 197, 198 and US1, demand for existing developments is expected to increase in the foreseeable future.

- Property amenities include a community clubhouse, 834-space parking lot, laundry facility, fitness center, recreation center, tennis courts and two swimming pools. Unit amenities include standard appliances and balconies. Fully furnished corporate units are also available. The subject has benefited from extensive capital improvements made since the acquisition in 2000, amounting to over $1.3 million spent on boiler, roof and HVAC replacement.

- Average rents at the subject are $898 for one-bedroom units, $1,006 for two-bedroom units and $1,110 for three-bedroom units. As of April 8, 2005, weighted average in-place rent at the subject is $988/month. According to the Reis market report, as of 1st quarter 2005, submarket average rents averaged $971/month for multifamily properties of similar vintage as the subject. The existing apartment inventory totaled 11,360 units with no expected apartment completions in the following twelve months. The reported submarket vacancy was 3.7%.

- The Washington area is considered one of the preeminent real estate markets in the nation, primarily buoyed by the presence of the Federal government. The rental apartment market in the area remains strong with nearly 700,000 renter households. Washington ranks fifth in the nation in the size of its multifamily housing market. Recent increasing trends in employment growth have increased demand for housing units throughout the region.

- According to the appraisal, the population in a one, three and five-mile radius of the subject is 6,234, 30,287 and 133,244, respectively and is projected to grow by 3.53%, 8.83% and 7.57% in the subject's neighborhood by 2009. Average household income in a one, three and five-mile radius of the subject is $79,148, $70,620 and $72,545, respectively.

- Villages at Montpelier Limited Partnership, the borrowing entity, is a bankruptcy-remote, single purpose entity controlled by Mitchell L. Morgan. Mr. Morgan has more than 20 years of experience owning and operating multifamily properties. Mr. Morgan has a net worth of approximately $94.4 million, of which $23.1 million is liquid.

- The subject is managed by Mitchell L. Morgan Management, Inc., a borrower-related full service real estate company providing property management, construction oversight, asset management, accounting, and financial engineering services. Founded in 1985, Morgan Properties owns and manages 17,000 multifamily units in eleven states. The firm's portfolio is valued in excess of $1 billion. The company employs over 500 individuals and has purchased over 15,000 residential units with institutional partners since 1996. Including the Subject, the firm manages 3,400 residential units in Maryland and maintains a staff of six real estate professionals at the Property, including three leasing agents, one bookkeeper, one property manager, and one junior property manager.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                               REYES COLD STORAGE

[GRAPHIC]

[GRAPHIC]

REYES PORTFOLIO-MINNEAPOLIS

[GRAPHIC]

REYES PORTFOLIO-MILWAUKEE

[GRAPHIC]

REYES PORTFOLIO-LOS ANGELES

[GRAPHIC]

REYES PORTFOLIO-PITTSBURGH

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                               REYES COLD STORAGE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1), (2):      $ 41,032,293

FIRST PAYMENT DATE:                           March 11, 2005

MORTGAGE INTEREST RATE (3):                   5.147% per annum

AMORTIZATION TERM:                            300 months

MATURITY DATE:                                February 11, 2015

MATURITY BALANCE:                             $ 32,306,666

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/Defeasance: 116
(PAYMENTS)                                    Open: 4

LOAN PER SF (1), (4):                         $ 53

UPFRONT RESERVES:                             Environmental Reserve       $ 81,250

ONGOING RESERVES - MONTHLY:                   Tax and Insurance (5)       Springing

                                              Replacement Reserve (6)     Springing

LOCKBOX:                                      Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Portfolio

PROPERTY TYPE:                                Industrial

PROPERTY SUB-TYPE:                            N/A

LOCATION:                                     Please refer to Portfolio Information table

YEAR BUILT/RENOVATED:                         Please refer to Portfolio Information table

SQUARE FEET:                                  Please refer to Portfolio Information table

OCCUPANCY AT U/W (7):                         Please refer to Portfolio Information table

OWNERSHIP INTEREST:                           Fee

PROPERTY MANAGEMENT:                          Owner Managed

                                                                LEASE
MAJOR TENANTS (8):                                  NRSF      EXPIRATION
------------------                                  ----      ----------
Reyes Holdings, L.L.C.                             775,704     1/30/2025

                                                  U/W
                                                  ---
NET OPERATING INCOME:                         $  5,043,417

NET CASH FLOW:                                $  4,828,338

DSCR - POOLED PORTION (2), (9):                       1.73x

APPRAISED VALUE:                              $ 63,500,000

                                              POOLED PORTION   WHOLE LOAN
CUT-OFF DATE LTV RATIO (1):                         64.6%         84.6%

MATURITY LTV RATIO:                                 50.9%         66.6%

(1)  Based on a June 2005 Cut-off Date.

(2) The Reyes Cold Storage Portfolio Whole Loan is $54,000,000. The $41,260,000 Reyes Cold Storage Portfolio Mortgage Loan will be included in the trust. In addition, there is a $12,740,000 Reyes Cold Storage Portfolio B Loan, which is subordinate to the Reyes Cold Storage Portfolio Mortgage Loan and is not included in the trust.

(3) Mortgage interest rate on the Reyes Cold Storage Portfolio Mortgage Loan is exclusive of the RCS-IO Interest Rate. The mortgage interest rate on the Reyes Cold Storage Portfolio Mortgage Loan is 6.347%.

(4)  Loan per SF is based on the Reyes Cold Storage Portfolio Mortgage Loan.

(5) Upon occurrence and during a Reserve Event, Borrower shall pay to Lender on each Payment Date 1/12th of the Tax and Insurance Monthly Deposit. A Reserve Event is defined as (i) the long term unsecured indebtedness rating of the Master Lessee is below a NAIC-2 rating, (ii) such indebtedness is rated by either Standard & Poor's Ratings Services, Moody's Investors Service, Inc. or Fitch, Inc. and the rating is below "investment grade", or
     (iii) such indebtedness fails to be rated by NAIC, Standard & Poor's Ratings Services, Moody's Investors Service, Inc. or Fitch, Inc.

(6) Upon occurrence and during a Reserve Event (defined above), Borrower shall pay to Lender on each Payment Date 1/12th of the Replacement Reserve Monthly Deposit.

(7)  Occupancy at U/W is based on the January 31, 2005 rent roll.

(8)  The Reyes Cold Storage Property is 100% occupied by the master tenant.

(9) U/W DSCR is based on the first 12 principal and interest payments calculated using the mortgage interest rate on the Reyes Cold Storage Portfolio Mortgage Loan, exclusive of the RCS-IO Interest Rate. U/W DSCR on the Reyes Cold Storage Portfolio Whole Loan (inclusive of the RCS-IO Interest Rate) is 1.12x.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                               REYES COLD STORAGE

                                                    PORTFOLIO INFORMATION
                               YEAR BUILT/                                                ALLOCATED ORIGINAL
        PROPERTY NAME           RENOVATED          LOCATION           NRSF    OCCUPANCY      LOAN BALANCE     APPRAISED VALUE
        -------------          -----------         --------           ----    ---------   ------------------  ---------------
Reyes Portfolio - Minneapolis   2000 / 2003       Roger, MN          219,865     100%        $  13,060,252    $   20,100,000
Reyes Portfolio - Milwaukee     1992 / 2000     Oak Creek, WI        235,717     100%        $  12,995,276    $   20,000,000
Reyes Portfolio - Pittsburgh    2002 / N/A    Mount Pleasant, PA     165,000     100%        $   8,576,882    $   13,200,000
Reyes Portfolio - Los Angeles   1973 / 1993      Gardena, CA         155,122     100%        $   6,627,591    $   10,200,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                               775,704     100%        $  41,260,000    $   63,500,000

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                               REYES COLD STORAGE

                             ADDITIONAL INFORMATION

- The Reyes Cold Storage Portfolio Mortgage Loan is secured by four single-tenant industrial warehouse and cold storage facilities with a total of 775,704 square feet located in Minnesota, Wisconsin, Pennsylvania and California. All four facilities are master-leased to Reyes Holdings, L.L.C. and occupied by its subsidiaries.

- Reyes Portfolio - Minneapolis is a 219,865 square foot cold storage facility located in Rogers, Minnesota approximately 25 miles northwest of the Twin Cities.

     - The subject was constructed in 2000 and renovated in 2003. The space is built out to contain approximately 6% of office space and 94% of warehouse-related space that consists of 159,341 square feet of dry/perishable/frozen storage, 41,075 square feet of docking areas and 5,250 square feet of mechanical and transportation areas.

     - The property is considered state-of-the-art for an industrial facility. The building is fully sprinklered, has a clear ceiling height of 35 feet and the column spacing is staggered at between 23- and 28-foot intervals. The building also has dock-loading entrances, each of which is equipped with its own overhead door and features a vertical leveler. The overhead doors are all machine-operated and measure 8.5 feet wide with a 10-foot clear height. The property has strict security measures, including 24-hour camera surveillance, automated entry door controls with card readers and exterior lighting.

     - The property is located strategically off of Interstate 94, which provides access to the Twin Cities freeway system, and is approximately 10 miles northwest of the Interstate 694/Interstate 94 Intersection, 30 miles northwest of the Twin Cities International Airport, 20 miles northwest of the Minneapolis CBD and 25 miles northwest of the St. Paul CBD.

     - As of the third quarter in 2004, the Minneapolis/St. Paul industrial market exhibited an overall vacancy rate of 7.0% and the subject's Northwest submarket exhibited an overall vacancy rate of 7.7%. Furthermore, five cold storage facilities were identified as comparables for the subject, all of which are 100% occupied.

- Reyes Portfolio - Milwaukee is a 235,717 square foot cold storage facility located in Oak Creek, Wisconsin approximately 13 miles south of the Milwaukee central business district.

     - The subject was constructed in five phases from 1992 to 2000. The improvements contain approximately 6.7% of office space and 93.3% of warehouse-related space that includes 60,165 square feet of freezer space, 43,970 square feet of cooler space and 115,621 square feet of non-cooled warehouse storage space.

     - The property is of Class A quality with the temperature in the freezer space reaching as low as -10 DEG. F while temperature in the cooler space ranges from 34 DEG. F to 40 DEG. F. Clear ceiling heights range from 29 feet to 34 feet. Additionally, there are 39 dock-high loading docks, all of which are temperature-controlled. The building is fully sprinklered and all areas are equipped with smoke detectors. All freezer areas have dry suppression systems, while the remaining space is wet sprinklered. The subject was constructed as a food storage facility. As such, there are additional specialized features including heated flooring underneath the freezer areas and a new power backup generator with capacity to supply full load to the subject.

     - The property is conveniently accessed by Interstate 94, Interstate 43 and Interstate 894. Interstate 94 is located in the western part of the subject neighborhood and provides access to Milwaukee to the north, Madison to the west and Chicago to the south. The subject is approximately 4.5 miles southwest of the General Mitchell International Airport and 13 miles south of the Milwaukee CBD.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                               REYES COLD STORAGE

                       ADDITIONAL INFORMATION (CONTINUED)

     - As of the third quarter in 2004, the Milwaukee industrial market exhibited an overall vacancy rate of 6.3% and the subject's Waukesha County submarket exhibited an overall vacancy rate of 7.5%. Five cold storage facilities were identified as comparables for the subject, all of which are 100% occupied.

- Reyes Portfolio - Pittsburgh is a 165,000 square foot cold storage facility located in Mt. Pleasant, Pennsylvania approximately 30 miles southeast of downtown Pittsburgh.

     - The subject is a two-story structure and was constructed in 2002. The improvements contain approximately 9% of office space and 91% of warehouse-related space including 59,500 square feet of freezer space, 38,000 square feet of cold storage space and 47,000 square feet of conventional warehouse storage space. An additional 5,000 square feet is used as lockers/operations area.

     - The property is of Class A quality, offering a clear ceiling height of 35 feet and 24 dock-high loading entrances, with each entrance served by its own overhead door. The entire dock area is temperature controlled at 40 DEG. F. Temperatures in the freezer space reach as low as -10 DEG. F and temperatures in the cooler space range between 34 DEG. F and 40 DEG. F.

     - The building is fire sprinklered and all areas are equipped with smoke detectors. All freezer areas have dry suppression systems, while the remaining space is wet sprinklered. The property was constructed for use as a food storage facility with special features including heated floors underneath the freezer areas and a new power backup generator with capacity to supply full load to the subject.

     - The primary access to the subject is Interstate 76, the Pennsylvania Turnpike, which is located approximately 6 miles east of the subject and is the main freeway between the subject and downtown Pittsburgh. Route 66, Route 30 and Route 119 also serve as connectors between the subject and a range of surrounding communities. In addition to major roadways, the subject's proximity to a railroad system permits the flow of goods and services throughout the eastern seaboard and Midwest.

     - Four cold storage facilities and four industrial facilities were identified as comparables for the subject. The weighted average occupancy rate was 100% for the cold storage facilities and 93.5% for the industrial properties.

- Reyes Portfolio - Los Angeles is a 155,122 warehouse and distribution facility located in Gardena, California approximately 13 miles south of downtown Los Angeles.

     - The subject was constructed in 1973 and renovated in 1993. The single-story structure is built out to contain 21,721 square feet of finished office space and 133,401 square feet of warehouse space.

     - The facility has clear ceiling heights between 17 feet and 24 feet. The property also has 11 truck-well dock-high loading entrances, each of which is served by its own overhead door. In addition, the building is fire-sprinklered and all tenant areas are equipped with smoke detectors.

     - The subject is located in the South Bay area of Los Angeles. Primary access to the area is by Interstate 110, Interstate 405 and Route 91. Interstate 110 is the main connector between the subject and downtown Los Angeles. The subject is approximately 11 miles southeast of the Los Angeles International Airport and approximately seven miles northwest of the Long Beach Airport.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                               REYES COLD STORAGE

                       ADDITIONAL INFORMATION (CONTINUED)

     - As of third quarter of 2004, the Los Angeles industrial market exhibited an overall vacancy rate of 2.5% and the subject's South Bay submarket exhibited an overall vacancy rate of 2.6%. In addition, six industrial/warehouse properties were identified as comparables for the subject. All six properties are 100% occupied.

- Reyes Holdings, L.L.C. ("Reyes") is a leading distribution and logistics company that is rated NAIC-2. The company operates two major business lines: beer distribution and food distribution. Reyes is the largest domestic beer distributor and the number one wholesaler and distributor of SABMiller plc products. Reyes has leading market share positions in each of its major distribution markets including Chicago, Washington D.C., Northern Virginia and Los Angeles. The leading market positions allow each distribution operation to attract new brewers seeking a distribution partner with significant geographic, account coverage and strong marketing capabilities.

- Reyes' food distribution business line is operated through its subsidiary, The Martin-Brower Company ("Martin-Brower"). Martin Brower is the largest distributor to the McDonald's Corporation restaurant system in the Americas, and has had a business relationship with McDonald's since the restaurant's inception in 1955. Additionally, Martin-Brower is a regional distributor to various fast food restaurants in the US, Canada and Latin America.

- Reyes completed its acquisition of Reinhart Foodservice, Inc. ("Reinhart") in January 2005. Reinhart is the sixth largest broad-line foodservice distributor in the United States. Its two main businesses include a broad-line distribution business servicing more than 25,000 customers and a chain distribution business that primarily services Burger King and Subway. This acquisition allows Reyes to diversify its concentration to its already existing customer base.

- Harbor Distributing Co., controlled by Chris, Jude and David Reyes, is the sponsor and manager of the subject properties. Collectively, the Reyes family has more than 100 years of experience in the distribution business. The family business began with the distribution of one brand of beer. In 1979, Chris and Jude Reyes became partners with Miller Beer and during the 1990s, the brothers added multiple well-known brands to their distribution business including Corona, Heineken, Guinness and Coors. Shortly thereafter, the Reyes brothers expanded into the food-service distribution and acquired Martin-Brower in 1998. Harbor Distributing Co. has a net worth of $33.4 million.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                      2000 WEST LOOP SOUTH OFFICE BUILDING

[GRAPHIC]

HOUSTON, TX

[GRAPHIC]

[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                      2000 WEST LOOP SOUTH OFFICE BUILDING

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):           $ 35,500,000

FIRST PAYMENT DATE:                           June 1, 2005

MORTGAGE INTEREST RATE:                       5.640% per annum

AMORTIZATION TERM:                            Three years interest only, 360-month
                                              amortization schedule thereafter

MATURITY DATE:                                May 1, 2015

MATURITY BALANCE:                             $ 31,849,856

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/Defeasance: 116
(PAYMENTS)                                    Open: 4

LOAN PER SF (1):                              $ 100

UPFRONT RESERVES:                             Engineering Reserve (2)                   $ 270,000

                                              TI/LC Reserve (3)                         $ 2,938,832

ONGOING RESERVES - MONTHLY:                   Tax and Insurance                         Yes

                                              Replacement Reserve                       $ 5,661

                                              TI/LC Reserve (4)                         $ 8,333

LOCKBOX:                                      Modified (5)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Single Asset

PROPERTY TYPE:                                Office

PROPERTY SUB-TYPE:                            Suburban

LOCATION:                                     Houston, TX

YEAR BUILT/RENOVATED:                         1970/2002

SQUARE FEET:                                  356,324

OCCUPANCY AT U/W (6):                         89%

OWNERSHIP INTEREST:                           Leasehold

PROPERTY MANAGEMENT:                          USA 2000 West Loop Management, LP

                                                            % OF
                                                            TOTAL        LEASE
MAJOR TENANTS:                                  NRSF        NRSF       EXPIRATION
--------------                                  ----        -----      ----------
Pace Entertainment                              91,965       25.8%      3/31/2009
United Health Care                              66,631       18.7%      3/31/2008
AMFM Operating, Inc.                            50,323       14.1%      5/31/2014

                                               12/31/2003     12/31/2004       U/W
                                               ----------     ----------       ---
NET OPERATING INCOME:                         $  2,952,596   $  2,672,908  $ 3,559,203

NET CASH FLOW:                                                             $ 3,102,898

DSCR (7):                                                                         1.26x

APPRAISED VALUE:                              $ 49,750,000

CUT-OFF DATE LTV RATIO (1):                           71.4%

MATURITY LTV RATIO:                                   64.0%

(1)  Based on a June 2005 Cut-off Date.

(2) Borrower deposited $270,000 into the engineering reserve at closing to fund immediate repairs. Additionally, the borrower is required to deposit $187,000 to fund required air conditioner repairs at the property.

(3) Borrower deposited $2,400,000 into the TI/LC Reserve at closing for potential re-leasing expenses associated with United Healthcare ($1,000,000) and Pace Entertainment ($1,400,000). In addition, borrower deposited $538,831 into the TI/LC Reserve for certain existing or anticipated tenant improvement financial obligations related to the United Healthcare ($399,786) and Vopak ($139,046) leases.

(4) Borrower is required to deposit $8,333 monthly into the TI/LC Reserve, subject to a $300,000 cap.

(5)  The Lockbox will terminate when the $187,000 deposit referenced in footnote
     (2) above is fully funded.

(6)  Occupancy at U/W is based on the January 7, 2005 rent roll.

(7) U/W DSCR is based on the principal and interest payments due after the initial interest only period.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                      2000 WEST LOOP SOUTH OFFICE BUILDING

                             ADDITIONAL INFORMATION

- The property is a 356,324 square foot, 21-story, Class "A" office building located on 4 acres at 2000 West Loop South in Houston, Texas.

- The 2000 West Loop South Building was constructed in 1970 and was renovated in 1992 and 2002. It is serviced by nine elevators and includes an attached, five level parking structure with security card access system. Its basement level includes a deli, a small fitness area with showers and several storage areas available for lease. The borrowers possess the property pursuant to a ground lease that expires on May 31, 2068. The current annual ground rent of $73,180 is fixed until May 2019 at which time it will be adjusted by changes in the CPI.

- As of January 7, 2005 the building was 89% occupied. Pace Entertainment, which occupies 91,965 square feet (25.8% of the NRA) is the largest tenant. United Health Care is the second largest tenant occupying 66,631 square feet (18.7% of the NRA) at a base rent of $19.81 per square foot with a lease expiring in March 2008. The third largest tenant is AMFM Operating, Inc. occupying 50,323 square feet (14.1% of the NRA) at a base rent of $18.00 per square foot with a lease expiring in May 2014.

- The 2000 West Loop South Building is located in the Galleria submarket Houston, Texas, which, according to O'Connor & Associates, had an 18.4% vacancy rate as of December 31, 2004. The comparables utilized in the appraisal obtained in connection with the closing of the loan were all Class "A" office buildings and had a weighted average occupancy of 90.7%. Some of Houston's major private employers include Shell Oil, ExxonMobil Corp, Continental Airlines, Halliburton, Anderson Cancer Center, Hewlett-Packard, Dow Chemical and Schlumberger. According to O'Connor & Associates, Houston's job growth was positive in 2004, with its unemployment rate dropping from 6.1% as of the end of 2003 to 5.5% at the end of 2004.

-    Pace Entertainment Corporation (subsidiary of Clear Channel Communications,
     NYSE: CCU, Moody's - Baa3, S&P - BBB-) uses its space for executive and administrative offices related to live entertainment promotions. Pace Entertainment occupies its space under a 10-year lease that expires March 31, 2009. The current base rental rate is $23.00 per square foot, scheduled to increase to $24.00 per square foot in January 2007. The lease includes two 5-year renewal options with 11 months notice at market rates and terms.

-    United Health Care Services, Inc. (subsidiary of United Health Group, Inc.
     NYSE: UNH, Moody's -A3, S&P - A) uses its space for health insurance care administration purposes. United Health Care has occupied its space since June 1999 and its current lease extension expires March 31, 2008. The base rent of $19.81 per square foot is fixed for the entire lease term. The lease includes a 5-year renewal option with 9 months notice at market rates and terms.

-    AMFM Operating, Inc. (subsidiary of Clear Channel Communications, NYSE:
     CCU, Moody's - Baa3, S&P - BBB-) uses its space for radio broadcasting operations of 8 radio stations. Its 10-year lease expires May 31, 2014, and has a current base rental rate of $18.00 per square foot, scheduled to increase to $19.00 per square foot in January 2007, to $21.00 per square foot in January 2009 and to $22.00 per square foot in January 2011. The lease includes a one-time termination right on March 31, 2009 with 12 months notice, payment of 7 months rent ($557,747) and the unamortized balance of the tenant improvements and leasing commissions. The lease also provides for two 5-year options with 12 months notice at market rates and terms.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                      2000 WEST LOOP SOUTH OFFICE BUILDING

                       ADDITIONAL INFORMATION (CONTINUED)

- The borrowers are multiple Texas limited partnerships borrowers under a syndicated tenant in common structure. Each borrower owns a percentage interest in the property, has a single-member Delaware limited liability company as its general partner and the tenant in common investor as its sole limited partner. The investor is also the sole member of the related general partner. The sponsors are Means-Knaus Partners, LP and U.S. Advisor, LLC. Means-Knaus Partners LP is a full service real estate company formed in 1998 by Steven Means (deceased) and Douglas Knaus. It is based in Houston with offices in Dallas, Denver and Los Angeles. U.S. Advisor, LLC was formed in 1999 to advise syndicated limited partnerships, limited liability companies and other entities with respect to the acquisition, management, and disposition of real estate assets. Since its formation, it has acquired 14 multi-family properties (a total of 3,522 apartment units), primarily in Florida and Texas. U.S. Advisor also manages a private real estate investment trust that owns interests in two of the aforementioned properties as well as interests in two office buildings in Washington, D.C. and Baltimore, Maryland.

- The property is managed by USA 2000 West Loop Management, LP, an entity affiliated with the sponsors. The management agreement generally provides for asset and property management fees of a maximum of 6.0% of gross collections, which is subordinated to the 2000 West Loop South Office Building Loan. The lender under the 2000 West Loop South Office Building Loan has the right to require termination of the management agreement following the occurrence of, among other circumstances, an event of default under the Loan.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                      2000 WEST LOOP SOUTH OFFICE BUILDING

                                              LEASE ROLLOVER SCHEDULE
                                                                                 % OF TOTAL BASE    CUMULATIVE % OF
              # OF LEASES    AVERAGE BASE RENT    % OF TOTAL SF    CUMULATIVE %  RENTAL REVENUES      TOTAL RENTAL
 YEAR           ROLLING       PER SF ROLLING         ROLLING      OF SF ROLLING      ROLLING        REVENUES ROLLING
 2005              3            $   21.03             2.2%              2.2%           2.5%               2.5%
 2006              2            $   23.97             4.3%              6.4%           5.7%               8.2%
 2007              1            $   20.10             1.0%              7.4%           1.1%               9.3%
 2008              2            $   19.81            19.0%             26.5%          20.9%              30.2%
 2009              1            $   23.00            25.7%             52.1%          32.7%              62.9%
 2010              3            $   21.40            11.2%             63.4%          13.3%              76.2%
 2012              1            $   21.88             2.6%             66.0%           3.2%              79.4%
 2014              2            $   18.06            16.0%             81.9%          16.0%              95.4%
 2015              1            $   18.00             4.8%             86.6%           4.8%             100.0%
Vacant            N/A                 N/A            13.3%            100.0%           N/A                N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                                 PEAKVIEW TOWER

[GRAPHIC]

CONTENNIAL, CO

[GRAPHIC]

[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 10, 2005

                                 PEAKVIEW TOWER

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):           $ 33,000,000

FIRST PAYMENT DATE:                           May 11, 2005

MORTGAGE INTEREST RATE:                       5.590% per annum

AMORTIZATION TERM:                            Interest Only

MATURITY DATE:                                April 11, 2015

MATURITY BALANCE:                             $ 33,000,000

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/Defeasance: 117
(PAYMENTS)                                    Open: 3

LOAN PER SF (1):                              $ 125

UPFRONT RESERVES:                             United Health Reserve (2)   $ 1,039,335

ONGOING RESERVES - MONTHLY:                   Tax and Insurance (3)       Springing

                                              Replacement Reserve (4)     Springing

                                              TI/LC Reserve (5)           Springing

LOCKBOX:                                      Springing

MEZZANINE:                                    Permitted (6)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Single Asset

PROPERTY TYPE:                                Office

PROPERTY SUB-TYPE:                            Suburban

LOCATION:                                     Centennial, CO

YEAR BUILT/RENOVATED:                         2000 / N/A

SQUARE FEET:                                  264,149

OCCUPANCY AT U/W (7):                         87%

OWNERSHIP INTEREST:                           Fee

PROPERTY MANAGEMENT:                          Crescent Real Estate Equities Limited
                                              Partnership

                                                          % OF
                                                          TOTAL        LEASE
MAJOR TENANTS:                                 NRSF       NRSF      EXPIRATION
--------------                                 ----       -----     ----------
Nortel Networks, Inc.                          83,022      31.4%     3/31/2008
Pfizer, Inc.                                   74,064      28.0%     6/30/2011
United Healthcare                              31,495      11.9%     2/28/2010

                                               11/30/2004        U/W
                                               ----------        ---
NET OPERATING INCOME:                         $  2,265,103   $ 3,486,029

NET CASH FLOW:                                               $ 3,130,347

DSCR:                                                               1.67x

APPRAISED VALUE:                              $ 49,350,000

CUT-OFF DATE LTV RATIO (1):                           66.9%

MATURITY LTV RATIO:                                   66.9%

(1)  Based on a June 2005 Cut-off Date.

(2) The borrower was required to deposit $1,039,335 into a United Health Reserve at closing to refund United HealthCare Services, Inc. for money spent on the build-out of its space. Funds to be disbursed to borrower upon
     (i) satisfaction by United HealthCare of its obligations under its lease so as to entitle such tenant to a disbursement and (ii) confirmation from such tenant that its space is acceptable and in compliance with its lease.

(3) After the occurrence and during the continuance of a Cash Management Period, the borrower is required to make monthly payments into a tax and insurance reserve to accumulate fund necessary to pay (i) all taxes prior to their respective due dates and (ii) all insurance premiums prior to the expiration of the related policies. A Cash Management Period occurs (a) upon an event of default or (b) when net cash flow available for debt service based on the trailing 12 months is less than $2,436,378 until such time as the net cash flow available for debt service based on the trailing 12 months is verified as then being greater than $2,610,405.

(4) After the occurrence and during the continuance of a Cash Management Period (defined above), or as deemed necessary pursuant to an inspection, the borrower is required to deposit $3,302 per month into a replacement reserve.

(5) After the occurrence and during the continuance of a Cash Management Period (defined above), the borrower is required to deposit $26,473 per month into a rollover reserve to fund the cost of tenant improvements and leasing commissions.

(6) The borrower under the Peakview Tower Loan is permitted to incur future mezzanine debt that is secured solely by a pledge of the membership interests in the borrower, provided that (a) the combined loan-to-value ratio of the mezzanine loan and the Peakview Tower Loan does not exceed 70%, (b) the combined debt service coverage ratio of the mezzanine loan and the Peakview Tower Loan is not less than 1.20x and (c) pursuant to an intercreditor or similar agreement, the holder of the mezzanine loan must agree that the mezzanine loan will only be payable out of excess cash flow.

(7)  Occupancy at U/W is based on the March 1, 2005 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                                 PEAKVIEW TOWER

                             ADDITIONAL INFORMATION

- Peakview Tower is a 10-story, 264,149 square feet, Class A office building located in Centennial, Colorado, part of the Denver metropolitan area.

- Peakview Tower was completed in 2000 and is one of the newest office buildings in the immediate area. The subject features a two-story atrium with polished granite, high-end finishes consistent with Class A buildings and an on-site management office. In addition to the 264,149 square feet of net rentable area, the subject also has an attached, three-story parking garage with a total of 1,052 parking spaces, or 4 spaces per 1,000 square feet. The building offers excellent views of the surrounding areas and has strong curb appeal from its location along Greenwood Plaza Boulevard and East Peakview Avenue.

- As of March 1, 2005 the subject was 87% occupied, with vacant space of 33,206 square feet. The property has five direct tenants that have S&P credit ratings and are traded on the NYSE, accounting for 81% of the net rentable area. These tenants are Nortel Networks (S&P: B- and Moody's: BB), Pfizer Inc. (S&P: AAA and Moody's: Aaa), United HealthCare (S&P: A+ and
     Moody's: Aa3), Morgan Stanley (S&P: A+ and Moody's: Aa3) and McDonald Investments, Inc. (S&P: A- and Moody's: A2). Additionally, Chase Manhattan, one of the building's subtenants, has a rating of A+ by S&P.

- The building's largest tenant, Nortel Networks, Inc., leases 83,022 square feet (31.4% of NRA) at $20.87 per square foot NNN and occupies 43,591 square feet of that space. The rental rate increases to $23.22 per square foot in April 2006. The remaining 39,431 square feet of Nortel's space is subleased to Chase Manhattan (32,143 square feet) for a base rent of $16.00 per square foot and Placer Financial (7,288 square feet) for a base rent of $16.50 per square foot base rent. Nortel Networks, Inc. has a lease that is scheduled to expire in March 2008 with two five-year renewal options.

- The second largest tenant is Pfizer, Inc., occupying 74,064 square feet (28.0% of NRA) at a base rent of $21.96 per square foot and reimbursing expenses over a base year, with a lease expiring in June 2011. United HealthCare is the third largest tenant, occupying 31,495 square feet (11.9% of NRA) at a base rent of $19.50 per square foot and reimbursing expenses over a base year. Morgan Stanley leases 17,269 square feet (6.5% of NRA) at a weighted average base rent of $19.45 per square foot NNN.

- The balance of the occupied space is leased to five tenants that include Crescent Real Estate, the management company for the subject, and a ground floor restaurant. None of these five tenants occupy more than 3.4% of the net rentable area of the subject. The average base rent for the subject's office space excluding the management company space is $20.71 per square foot.

- Subject is located in the Southeast submarket, which has 39.9 million square feet of office space in 725 buildings. The submarket occupancy for all classes of office space is 82.3% and for Class A office space is 83.7% as of Fourth Quarter 2004. The average rental rate for Class A office space is $17.89 per square foot. The subject's competitive set exhibits an average occupancy of 87.6% with rental rates ranging from $17 to $25 per square foot. The four properties in the subject's competitive set that were built after 1990 all have occupancies of 95% or greater.

- The subject is located ten miles southeast of the Denver Central Business District. The average office space occupancy for the Denver metro market is 83.4% as of Fourth Quarter 2004. Occupancy for Class A office space has shown steady improvement since bottoming out in Third Quarter 2003 as a result of an improving economy, a slow down in new construction and a flight to higher-quality buildings.

- The borrower has executed a limited guaranty in an initial (and maximum) amount of $300,000 and decreasing by $50,000 monthly and terminating completely upon the initiation of the payment of ordinary monthly rental payments by United Healthcare (scheduled for September 1, 2005). United Healthcare is in a rent abatement period that expires September 1, 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                                 PEAKVIEW TOWER

                       ADDITIONAL INFORMATION (CONTINUED)

- The sponsor is Crescent Real Estate Equities Company ("Crescent"), one of the largest real estate investment trusts (REITs) in the United States. Crescent (S&P: BB-) was formed in 1994 and is traded on the NYSE under the ticker CEI. Crescent has more than 30 million square feet of office space under ownership and management, with concentrations in Denver, Houston and Dallas, and has a market capitalization of over $1.8 billion as of June 2005.

- The subject is managed by Crescent Real Estate Equities Limited Partnership, a subsidiary of the publicly traded sponsor. Crescent owns and manages seven office properties in Denver totaling more than 2.3 million square feet. Crescent has an on-site management office in the subject.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                                 PEAKVIEW TOWER

                                                  LEASE ROLLOVER SCHEDULE
                                                                                     % OF TOTAL BASE      CUMULATIVE % OF
          # OF LEASES     AVERAGE BASE RENT     % OF TOTAL SF      CUMULATIVE %      RENTAL REVENUES       TOTAL RENTAL
 YEAR       ROLLING        PER SF ROLLING          ROLLING        OF SF ROLLING          ROLLING         REVENUES ROLLING
 2006          2              $   15.72              3.4%              3.4%               3.0%                  3.0%
 2008          4              $   20.37             34.8%             38.2%              39.6%                 42.5%
 2009          2              $   20.45              2.7%             40.9%               3.1%                 45.6%
 2010          1              $   19.50             11.9%             52.9%              13.0%                 58.6%
 2011          1              $   21.96             28.0%             80.9%              34.3%                 92.9%
 2012          2              $   19.45              6.5%             87.4%               7.1%                100.0%
Vacant        N/A                   N/A             12.6%            100.0%               N/A                   N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                            SQUARE-ARCH REALTY CORP.

[GRAPHIC]

NEW YORK, NY

[GRAPHIC]

[GRAPHIC]

[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                            SQUARE-ARCH REALTY CORP.

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):                $ 31,000,000

FIRST PAYMENT DATE:                                May 1, 2005

MORTGAGE INTEREST RATE:                            5.240% per annum

AMORTIZATION TERM:                                 Two years interest only,480-month amortization
                                                   schedule thereafter

MATURITY DATE:                                     April 1, 2015

MATURITY BALANCE:                                  $ 28,731,278

INTEREST CALCULATION:                              30/360

CALL PROTECTION:                                   Lockout/Defeasance: 116
(PAYMENTS)                                         Open: 4

LOAN PER UNIT (1):                                 $ 90,116

UPFRONT RESERVES:                                  Environmental Reserve                                $ 300,000

ONGOING RESERVES - MONTHLY:                        Tax and Insurance (2)                                Springing

                                                   Operating Reserve (3)                                Yes

LOCKBOX:                                           None

SUBORDINATED FINANCING:                            Yes (4)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                            Single Asset

PROPERTY TYPE:                                     Multifamily

PROPERTY SUB-TYPE:                                 Cooperative

LOCATION:                                          New York, NY

YEAR BUILT/RENOVATED:                              1950/1999

UNITS (5):                                         344

OCCUPANCY AT U/W (5):                              N/A

OWNERSHIP INTEREST:                                Fee

PROPERTY MANAGEMENT:                               Rudin Management Co., Inc.

                                                        U/W
                                                        ---
NET OPERATING INCOME (6):                          $   8,961,387

NET CASH FLOW (6):                                 $   8,961,387

DSCR (7):                                                   4.84x

APPRAISED VALUE (8):                               $ 259,350,000

CUT-OFF DATE LTV RATIO (8):                                 12.0%

MATURITY LTV RATIO (8):                                     11.1%

(1)  Based on a June 2005 Cut-off Date.

(2) In the event that the borrower fails to deliver receipts evidencing the timely payment of all real estate taxes, the borrower will be required to deposit one-twelfth of the estimated annual real estate tax on a monthly basis. In addition, upon an event of default under the Square-Arch Realty Corp. Loan, the borrower is obligated to deposit one-twelfth of the estimated annual insurance premiums.

(3) The borrower is required to maintain a general operating and replacement reserve account in a safe depository in an amount equal to 10% of the aggregate maintenance charges for the previous year. The borrower does not have to maintain this amount at NCB, FSB, but the mortgage reserves the right to monitor that the borrower is in compliance with this requirement. Any reduction in this reserve account shall be replaced within 180 days.

(4) The borrower has access to a $2,000,000 non-revolving line of credit. The existing secondary debt is held by NCB, FSB, and is subordinate to the first mortgage in all aspects. The secondary debt proceeds will be used to pay for any extraordinary nonrecurring expenses with respect to the Square-Arch Realty Corp. Property and to fund reserves.

(5) The 344 units in the cooperative property are 100% sold to either tenant shareholders or the sponsor. Of the 77 sponsor-owned units, there are three vacant units as of October 2004, on which the sponsor continues to make maintenance payments.

(6) Based on the projected net operating income at the property, as determined by the appraisal obtained in connection with the origination of the related mortgage loan. Assumes that property was operated as a rental property with rents set at prevailing market rates taking into account the presence of existing rent-controlled or rent-stabilized occupants, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves.

(7) U/W DSCR is based on the principal and interest payments due after the initial interest only period.

(8)  Based on the value as a cooperative property.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                            SQUARE-ARCH REALTY CORP.

                             ADDITIONAL INFORMATION

- The Square-Arch Realty Corp. consists of a nineteen story residential cooperative apartment building that occupies the western block front of Fifth Avenue, between Washington Square North and West 8th Street, in the Greenwich Village section of Manhattan, New York. The building was constructed in 1950 and was converted to cooperative ownership in 1986. The building contains 334 apartment units with shares, one superintendent's unit without shares, and ten professional units with shares. In addition, there is a ground-floor commercial unit with 5,065+ square feet. The subject has gross building area of 460,000 square feet and 341,088 net saleable square feet. The property also has a two-level parking garage that has a 160-vehicle capacity.

- The borrower was incorporated on October 18, 1982 and became a housing cooperative on June 5, 1986 when it acquired the subject apartment building and entered into a 150-year lease of the land with 2 Fifth Avenue Co., the cooperative's sponsor and owner of the land who is affiliated with the managing agent. Approximately $27 million of loan proceeds was used to purchase the land from the sponsor, thus the ground lease no longer encumbers the subject.

- The cooperative is 78% sold to tenant shareholders. The sponsor, 2 Fifth Avenue LP, holds the remaining 22%. Of the 344 saleable units, 267 are shareholders owned and 77 are sponsor-held. Of the sponsor-held units 45 are rent-stabilized and 32 are decontrolled. The sponsor realizes an annual positive carry of $456,273, which equals the excess of annual maintenance payments to the cooperative over the annual rents collected from the tenants.

- The subject is located in a thriving upper middle-income residential submarket of Manhattan. The strong residential character of the area promotes a stable environment. The subject enjoys an attractive location within the Greenwich Village community, with easy access to employment centers, public transportation, commercial facilities, and support services. The Avenue of the Americas, Seventh Avenue South, Broadway, and 14th Street are major shopping corridors for the area. Greenwich Village's appeal is reflected in its stable population and the continuing renovation of residential dwellings. There is strong tourist interest in the area, with rehabilitation and investment strengthening the shops and boutiques which are area staples, and which represent the economic base of the community. Greenwich Village has remained a stable residential neighborhood with viable business sectors. Overall, the economic outlook for the community is expected to remain positive.

- The unit mix consists of 71 studio apartments, 150 one-bedrooms, 69 two-bedrooms, 41 three-bedrooms, 5 four-bedrooms, 3 five-bedrooms and 5 six-bedrooms. Eleven residential units have been sold during the past twelve months at an average sales price of approximately $813,000. Two professional units have been sold during the same period at an average sales price of $565,000.

- Based on the appraisal, estimated average market rents at the subject are $1,727 for studio units, $2,899 for one-bedroom units, $4,588 for two-bedroom units, $4,477 for three-bedroom units, $6,323 for four-bedroom units, $7,833 for five-bedroom units and $9,400 for six-bedrooms. This estimate includes a deduction for the 45 rent-stabilized units.

- The overall market for cooperatives and condominiums in New York City, as a whole, continues to display signs of increased activity and improvement, especially in Manhattan and Queens. Overall, the market for such units in the subject's immediate area appears to be generally stable, with consistent demand, and periods of improvement.

- The borrower under the Square-Arch Realty Loan is a cooperative housing corporation that was incorporated in the State of New York in 1982 under section 402 of the New York State business corporation law. Although the borrower is not structured as an SPE, its sole business is to own and operate the subject for the benefit of its shareholders.

- Rudin Management Co., Inc. professionally manages the subject. The company is the management arm of The Rudin Family, developers and owners of a large privately owned commercial and residential real estate portfolio totaling 36 properties and consisting of approximately 9 million square feet of office space and 22 apartment buildings.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 10, 2005

                                                REAL ESTATE DEBT CAPITAL MARKETS
CONTACT                                 PHONE                         FAX                             E-MAIL
Barry Polen
MANAGING DIRECTOR                       212.325.3295                  212.743.4826                    barry.polen@csfb.com

Ken Rivkin
MANAGING DIRECTOR                       212.538.8737                  212.743.4762                    ken.rivkin@csfb.com

Andrew Winer
DIRECTOR                                212.325.3295                  212.743.4521                    andrew.winer@csfb.com

Chris Anderson
DIRECTOR                                212.325.3295                  212.743.4790                    chris.anderson@csfb.com

Derek Barcelona
DIRECTOR                                212.325.2648                  212.743.5830                    derek.barcelona@csfb.com

Jason Fruchtman
VICE PRESIDENT                          212.325.3492                  212.743.4827                    jason.fruchtman@csfb.com

Jason Kahn
ANALYST                                 212.325.4426                  212.743.4751                    jason.kahn@csfb.com

Brian Trotta
ANALYST                                 212.325.3295                  212.743.4734                    brian.trotta@csfb.com

                                                       STRUCTURED FINANCE
CONTACT                                 PHONE                         FAX                             E-MAIL
Jeffrey Altabef
MANAGING DIRECTOR                       212.325.5584                  212.743.5227                    jeffrey.altabef@csfb.com

Daniel Wolins
VICE PRESIDENT                          212.538.6282                  212.743.5556                    daniel.wolins@csfb.com

Michael Zampetti
ANALYST                                 212.325.3926                  212.743.4820                    michael.zampetti@csfb.com

Jane Lam
ANALYST                                 212.538.4459                  212.743.4935                    jane.lam@csfb.com

Vernon Beckford
ANALYST                                 212.538.9346                  212.743.5317                    vernon.beckford@csfb.com

Adam Sterling
ANALYST                                 212.538.7422                  212.743.5318                    adam.sterling@csfb.com

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.